UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	(811-06190)

Exact name of registrant as specified in charter:	Putnam International Equity Fund

Address of principal executive offices:	One Post Office Square, Boston, Massachusetts 02109

Name and address of agent for service:	Robert T. Burns, Vice President One Post Office Square Boston, Massachusetts 02109

Copy to:	Bryan Chegwidden, Esq. Ropes & Gray LLP 1211 Avenue of the Americas New York, New York 10036

Registrant's telephone number, including area code:	(617) 292-1000

Date of fiscal year end:	June 30, 2018

Date of reporting period :	July 1, 2017 — June 30, 2018

Item 1. Report to Stockholders:

The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

A world of investing.®

Putnam INVESTMENTS

Putnam International Equity Fund

Annual report
6 | 30 | 18

Blend funds invest opportunistically in a variety of stocks, such as growth stocks and value stocks.

FUND SYMBOL
CLASS A
POVSX

Putnam
International Equity
Fund

Annual report
6 | 30 | 18

Consider these risks before investing: International investing involves currency, economic, and political risks. Emerging-market securities carry illiquidity and volatility risks. Investments focused in a single region may be affected by common economic forces and other factors. In addition, events in any one country within the region may impact the other countries or the region as a whole. Because the fund currently, and may in the future, invest significantly in European companies, the fund is particularly susceptible to economic, political, regulatory or other events or conditions affecting issuers in Europe. European financial markets have in recent years experienced increased volatility due to concerns with some countries’ high levels of sovereign debt, budget deficits, and unemployment. Investments in small and/or midsize companies increase the risk of greater price fluctuations. Growth stocks may be more susceptible to earnings disappointments, and value stocks may fail to rebound. Stock prices may fall or fail to rise over extended periods of time for a variety of reasons, including general financial market conditions, changing market perceptions, changes in government intervention in the financial markets, and factors related to a specific issuer or industry. These and other factors may lead to increased volatility and reduced liquidity in the fund’s portfolio holdings. Risks associated with derivatives include increased investment exposure (which may be considered leverage) and, in the case of over-the-counter instruments, the potential inability to terminate or sell derivatives positions and the potential failure of the other party to the instrument to meet its obligations. You can lose money by investing in the fund.

Message from the Trustees

August 9, 2018

Dear Fellow Shareholder:

During the first half of 2018, conditions became more challenging for global financial markets. After an extended period of record advances and low volatility, a downturn early in the year pushed stocks into a brief correction. The market has since rallied, but both stocks and bonds have been more volatile, due in part to uncertainty surrounding trade policy and interest rates. Fortunately, navigating a change in market trends is nothing new to Putnam’s experienced investment professionals, who continue to monitor risks and seek opportunities.

We would like to take this opportunity to extend our thanks to Jameson A. Baxter, who retired from her position as Chair of your Board of Trustees on June 30, 2018. It is hard to express in a few words the extent of Jamie’s commitment to protecting the interests of Putnam shareholders like you. In addition to her professional and directorship experience, Jamie brought intelligence, insight, and compassion to a board she served for decades. Jamie began as a Trustee in 1994, served as Vice Chair for six years, and became Chair in 2011. We are also pleased to announce the appointment of Kenneth R. Leibler as your new Board of Trustees Chair. Ken became a Trustee in 2006, has served as Vice Chair since 2016, and now leads the Board in overseeing your fund and protecting your interests.

Thank you for investing with Putnam.

Putnam International Equity Fund pursues attractively valued companies outside the United States. With a history of over 20 years, the fund has refined an investment process that incorporates fundamental company research with sector and market insights.

Seeking attractively valued companies with a catalyst for change

In Putnam International Equity Fund, Portfolio Manager Simon (Sam) Davis looks for stocks with two key characteristics: they must be cheap and they must offer a catalyst for positive change. Otherwise, the fund has the flexibility to go across market cap, geography, and growth or value investment styles.

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Economic activity is picking up in select global markets

Global growth is expected to tick up this year and in 2019, supported by favorable market sentiment, accommodative monetary policies, and increased U.S. fiscal spending. Over the longer term, continued expansion in emerging markets and developing economies may partially offset China’s gradual slowdown and Europe’s return to its lower-trend growth rate.

* Estimated.

Source: International Monetary Fund, World Economic Outlook Database, April 2018. Most recent data available.

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Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. Share price, principal value, and return will fluctuate, and you may have a gain or a loss when you sell your shares. Performance of class A shares assumes reinvestment of distributions and does not account for taxes. Fund returns in the bar chart do not reflect a sales charge of 5.75%; had they, returns would have been lower. See below and pages 10–12 for additional performance information. For a portion of the periods, the fund had expense limitations, without which returns would have been lower. To obtain the most recent month-end performance, visit putnam.com.

This comparison shows your fund’s performance in the context of broad market indexes for the 12 months ended 6/30/18. See above and pages 10–12 for additional fund performance information. Index descriptions can be found on pages 14–15.

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Sam is Co-Head of Equities. He has a B.A. from Oxford University. Sam joined Putnam in 2000 and has been in the investment industry since 1988.

Vivek Gandhi, CFA, is an Assistant Portfolio Manager of the fund.

Sam, how did international equity markets perform during the reporting period?

International equities seesawed during the reporting period. The markets rallied consistently during the first half, from July through the end of January 2018, before a sharp selloff. At the end of January, the U.S. and global stock markets, including emerging markets, were hit by sudden volatility, resulting in a correction. The overall decline was driven primarily by a more hawkish sounding Federal Reserve [Fed], signs of inflation risk, changes in U.S. trade policies, a stronger dollar, and general investor caution. The Fed raised rates three times between December 2017 and June 2018, and signaled it is on track to raise rates at least twice more this year. The rate increases supported the appreciation of the U.S. dollar. Higher rates and a strong dollar supported U.S. asset prices at the expense of riskier asset classes such as emerging markets.

Markets in Europe also struggled due to political concerns, including the United Kingdom’s negotiations to exit the European Union as well as the Italian elections and the subsequent uncertainty about forming a new coalition government. European growth lagged that

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Allocations are shown as a percentage of the fund’s net assets as of 6/30/18. Cash and net other assets, if any, represent the market value weights of cash, derivatives, short-term securities, and other unclassified assets in the portfolio. Summary information may differ from the information in the portfolio schedule notes included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, and rounding. Holdings and allocations may vary over time.

This table shows the fund’s top 10 holdings by percentage of the fund’s net assets as of 6/30/18. Short-term holdings and derivatives, if any, are excluded. Holdings may vary over time.

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of the United States partly due to a stronger euro, which raised investor concerns around exporters’ profitability and top-line growth. The euro had appreciated throughout 2017, and companies in Europe include many exporters that are very sensitive to the currency’s movement. Fortunately, stock performance was supported during much of the full 12-month period by continued monetary support from the European Central Bank [ECB]. The ECB remained dovish on rate policy and does not expect to raise interest rates, which are at historic lows, until the fall of 2019 at the earliest. That said, it announced in June that it plans to wind down its bond purchase program by the end of 2018.

The markets stabilized in late March and rallied through April and into May 2018. The U.S. economy’s outlook remained favorable, supported by government fiscal spending, a tighter labor market, and improving business investment. Global growth, which was synchronized for much of the second half of 2017 and had started to diverge during the first few months of the year, appears to be picking up again. Still, the Trump administration’s approach to trade, including an escalation in trade disputes with the European Union and China, have rattled global financial markets and businesses, resulting in weaker markets in June.

How did the fund perform?

For the annual period, the fund returned 6.90%, outperforming the 6.84% return of its benchmark, the MSCI EAFE Index [ND], and the 6.01% average return for funds in its Lipper peer group.

Could you discuss some stocks that contributed to the fund’s performance?

The top contributor to performance was Japan’s Shiseido, which manufactures and sells cosmetics and toiletries in Japan and globally. The company enjoyed extremely strong demand from Chinese consumers — those in mainland China as well as Chinese tourists visiting Japan — since the “Made in Japan” brand evokes a badge of excellence in terms of quality. Shiseido also reported better-than-expected operating profit for the January to March quarter. In March 2018, the company announced a three-year plan (2018–2020) aimed at increasing capital expenditure, improving marketing, and targeting the Asian high-end cosmetics market, among other things. The company has also restructured its U.S. operations, so investors anticipate improved operating performance in this region.

Uniper, a German power generation and energy trading company formed in 2016 as a spin-off from energy company E.ON, was another top performer. Uniper’s stock performed well during the period as power prices increased on the back of an economic recovery in Germany and an increase in carbon credit pricing. Also helping Uniper’s share price was the announcement that E.ON would sell its 47% stake in Uniper to Finland’s Fortum. At the end of June 2018, Fortum closed the acquisition and became Uniper’s largest shareholder.

What were some stocks that detracted from the fund’s return for the period?

The top detractor was Altice, a Netherlands-based telecommunications company. The stock declined as the company’s subsidiary, SFR Group, a French telecom operator, underperformed and concerns grew over mounting competition for its U.S. cable operation from Netflix and other streaming services. Investors also became increasingly concerned about Altice’s debt levels and plans for additional acquisitions. The company has begun to make changes to decrease its leverage, and

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it announced plans to spin off its U.S.-based cable-television business, Altice USA. We did not hold Altice’s stock in the portfolio at the close of the period.

Micro Focus International, a United Kingdom-based software and consultancy firm, was another detractor for the period. Shares of the company depreciated following integration issues related to the firm’s $8.8 billion takeover of Hewlett Packard’s software business, as well as the resignation of Micro Focus’s chief executive officer. The company’s EBITDA [earnings before interest, tax, depreciation and amortization] and cash flow have underperformed expectations. By the close of the period, we had sold our position in the company due to its deteriorating outlook.

How did the fund use derivatives?

We used forward currency contracts to hedge foreign exchange risks relative to the benchmark.

What is your outlook for the next year?

We are mindful of the challenges facing international equity markets, particularly after the high levels of volatility thus far in 2018. Going forward, we believe the outlook for global equities and growth remains favorable given continuing strong fundamentals, but only assuming trade wars are averted. We expect growth in the United States and the eurozone to pick up slightly this year, which should propel corporate earnings growth.

Major risks on the horizon include an escalation in the trade disputes, higher U.S. interest rates, rising oil prices, and geopolitical tensions. The Fed will be a primary focus of investors for the rest of 2018, as many expect it to implement rate increases and balance sheet reduction. Higher global rates and a stronger U.S. dollar will likely create continuing challenges for emerging markets — many of which are also exposed to the potential impact of trade conflicts on exports and growth.

One of the big stories in the first half of this year was the deceleration in the eurozone’s growth. Economic growth slowed to 0.4% in the first quarter — the weakest in six quarters — after expanding 0.7% at the end of 2017. Since then, growth indicators have stabilized, the euro has weakened, and Europe is showing better corporate profitability. The ECB is expected to continue to provide monetary stimulus over the next 6 to 12 months, and we believe that is positive for the region. The populist government

This chart shows the fund’s largest allocation shifts, by percentage, over the past six months. Allocations are shown as a percentage of the fund’s net assets. Current period summary information may differ from the portfolio schedule included in the financial statements due to the inclusion of derivative securities, any interest accruals, the exclusion of as-of trades, if any, the use of different classifications of securities for presentation purposes, and rounding. Holdings and allocations may vary over time.

8 International Equity Fund

in Italy also complicates the outlook for the European Union; we believe their economic proposals, if enacted, would raise Italy’s fiscal deficit and lower potential growth. With regard to Brexit, there appears to be little resolution on a deal for the United Kingdom’s exit from the European Union. The UK government aims to reach a Brexit agreement by October, but proposals approved by the cabinet have little support in the European Union or in the British parliament. The specter of a hard Brexit remains, and the risk is that the United Kingdom will be cut off from its largest trading partner.

If trade frictions abate, we expect markets to recover and perform well going forward. Relative to other asset classes, such as bonds, stocks still appear to be an attractive choice for investors, in our view. While many global markets are relatively attractive, Europe is among the most interesting to me because its economic cycle — including a stronger recovery period — is delayed relative to that of other regions.

Sam, thank you for your time and insights today.

The views expressed in this report are exclusively those of Putnam Management and are subject to change. They are not meant as investment advice.

Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund’s investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.

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Your fund’s performance

This section shows your fund’s performance, price, and distribution information for periods ended June 30, 2018, the end of its most recent fiscal year. In accordance with regulatory requirements for mutual funds, we also include expense information taken from the fund’s current prospectus. Performance should always be considered in light of a fund’s investment strategy. Data represent past performance. Past performance does not guarantee future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate, and you may have a gain or a loss when you sell your shares. Performance information does not reflect any deduction for taxes a shareholder may owe on fund distributions or on the redemption of fund shares. For the most recent month-end performance, please visit the Individual Investors section at putnam.com or call Putnam at 1-800-225-1581. Class R, R5, R6, and Y shares are not available to all investors. See the Terms and definitions section in this report for definitions of the share classes offered by your fund.

Fund performance Total return for periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
Class A (2/28/91)
Before sales charge	7.20%	24.13%	2.19%	35.16%	6.21%	10.80%	3.48%	6.90%
After sales charge	6.97	16.99	1.58	27.39	4.96	4.43	1.45	0.76
Class B (6/1/94)
Before CDSC	6.95	16.86	1.57	30.19	5.42	8.36	2.71	6.13
After CDSC	6.95	16.86	1.57	28.19	5.09	5.36	1.76	1.13
Class C (7/26/99)
Before CDSC	6.91	15.16	1.42	30.16	5.41	8.34	2.71	6.15
After CDSC	6.91	15.16	1.42	30.16	5.41	8.34	2.71	5.15
Class M (12/1/94)
Before sales charge	6.66	18.09	1.68	31.80	5.68	9.18	2.97	6.40
After sales charge	6.52	13.95	1.31	27.19	4.93	5.36	1.75	2.67
Class R (1/21/03)
Net asset value	6.94	21.00	1.92	33.41	5.93	9.95	3.21	6.66
Class R5 (7/2/12)
Net asset value	7.44	27.87	2.49	37.31	6.55	11.91	3.82	7.30
Class R6 (7/2/12)
Net asset value	7.46	28.66	2.55	38.03	6.66	12.25	3.93	7.36
Class Y (7/12/96)
Net asset value	7.42	27.26	2.44	36.85	6.48	11.68	3.75	7.19

Current performance may be lower or higher than the quoted past performance, which cannot guarantee future results. After-sales-charge returns for class A and M shares reflect the deduction of the maximum 5.75% and 3.50% sales charge, respectively, levied at the time of purchase. Class B share returns after contingent deferred sales charge (CDSC) reflect the applicable CDSC, which is 5% in the first year, declining over time to 1% in the sixth year, and is eliminated thereafter. Class C share returns after CDSC reflect a 1% CDSC for the first year that is eliminated thereafter. Class R, R5, R6, and Y shares have no initial sales charge or CDSC. Performance for class B, C, M, R, and Y shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge (or CDSC) and the higher operating expenses for such shares, except for class Y shares, for which 12b-1 fees are not applicable. Performance for class R5 and R6 shares prior to their inception is derived from the historical performance of class Y shares and has not been adjusted for the lower investor servicing fees applicable to class R5 and R6 shares; had it, returns would have been higher.

10 International Equity Fund

Recent performance may have benefited from one or more legal settlements.

For a portion of the periods, the fund had expense limitations, without which returns would have been lower.

Class B share performance reflects conversion to class A shares after eight years.

Class C share performance reflects conversion to class A shares after 10 years.

Comparative index returns For periods ended 6/30/18

	Annual
	average		Annual		Annual		Annual
	(life of fund)	10 years	average	5 years	average	3 years	average	1 year
MSCI EAFE Index (ND)	5.20%	32.36%	2.84%	36.62%	6.44%	15.44%	4.90%	6.84%
Lipper International
Multi-Cap Core Funds	5.91	33.06	2.78	34.98	6.15	14.41	4.56	6.01
category average*

Index and Lipper results should be compared with fund performance before sales charge, before CDSC, or at net asset value.

* Over the 1-year, 3-year, 5-year, 10-year, and life-of-fund periods ended 6/30/18, there were 416, 329, 282, 182, and 7 funds, respectively, in this Lipper category.

Past performance does not indicate future results. At the end of the same time period, a $10,000 investment in the fund’s class B and C shares would have been valued at $11,686 and $11,516, respectively, and no contingent deferred sales charges would apply. A $10,000 investment in the fund’s class M shares ($9,650 after sales charge) would have been valued at $11,395. A $10,000 investment in the fund’s class R, R5, R6, and Y shares would have been valued at $12,100, $12,787, $12,866, and $12,726, respectively.

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Fund price and distribution information For the 12-month period ended 6/30/18

Distributions	Class A		Class B	Class C	Class M		Class R	Class R5	Class R6	Class Y
Number	1		—	—	—		1	1	1	1
Income	$0.085		—	—	—		$0.047	$0.106	$0.195	$0.156
Capital gains	—		—	—	—		—	—	—	—
Total	$0.085		—	—	—		$0.047	$0.106	$0.195	$0.156
	Before	After	Net	Net	Before	After	Net	Net	Net	Net
	sales	sales	asset	asset	sales	sales	asset	asset	asset	asset
Share value	charge	charge	value	value	charge	charge	value	value	value	value
6/30/17	$23.80	$25.25	$22.66	$22.94	$23.14	$23.98	$23.37	$24.15	$24.19	$24.09
6/30/18	25.36	26.91	24.05	24.35	24.62	25.51	24.88	25.81	25.78	25.67

The classification of distributions, if any, is an estimate. Before-sales-charge share value and current dividend rate for class A and M shares, if applicable, do not take into account any sales charge levied at the time of purchase. After-sales-charge share value, current dividend rate, and current 30-day SEC yield, if applicable, are calculated assuming that the maximum sales charge (5.75% for class A shares and 3.50% for class M shares) was levied at the time of purchase. Final distribution information will appear on your year-end tax forms.

Your fund’s expenses

As a mutual fund investor, you pay ongoing expenses, such as management fees, distribution fees (12b-1 fees), and other expenses. Using the following information, you can estimate how these expenses affect your investment and compare them with the expenses of other funds. You may also pay one-time transaction expenses, including sales charges (loads) and redemption fees, which are not shown in this section and would have resulted in higher total expenses. For more information, see your fund’s prospectus or talk to your financial representative.

Expense ratios

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Total annual operating
expenses for the fiscal year
ended 6/30/17	1.23%	1.98%	1.98%	1.73%	1.48%	0.89%	0.79%	0.98%
Annualized expense ratio
for the six-month period
ended 6/30/18*†	1.22%	1.97%	1.97%	1.72%	1.47%	0.89%	0.79%	0.97%

Fiscal-year expense information in this table is taken from the most recent prospectus, is subject to change, and may differ from that shown for the annualized expense ratio and in the financial highlights of this report.

Expenses are shown as a percentage of average net assets.

* Expense ratios for each class are for the fund’s most recent fiscal half year. As a result of this, ratios may differ from expense ratios based on one-year data in the financial highlights.

† Includes a decrease of 0.02% from annualizing the performance fee adjustment for the six months ended 6/30/18.

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Expenses per $1,000

The following table shows the expenses you would have paid on a $1,000 investment in each class of the fund from 1/1/18 to 6/30/18. It also shows how much a $1,000 investment would be worth at the close of the period, assuming actual returns and expenses.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$5.96	$9.60	$9.60	$8.39	$7.17	$4.35	$3.86	$4.74
Ending value (after expenses)	$969.00	$965.90	$965.50	$966.60	$967.70	$971.00	$971.00	$970.50

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the period; then multiplying the result by the number of days in the period; and then dividing that result by the number of days in the year.

Estimate the expenses you paid

To estimate the ongoing expenses you paid for the six months ended 6/30/18, use the following calculation method. To find the value of your investment on 1/1/18, call Putnam at 1-800-225-1581.

Compare expenses using the SEC’s method

The Securities and Exchange Commission (SEC) has established guidelines to help investors assess fund expenses. Per these guidelines, the following table shows your fund’s expenses based on a $1,000 investment, assuming a hypothetical 5% annualized return. You can use this information to compare the ongoing expenses (but not transaction expenses or total costs) of investing in the fund with those of other funds. All mutual fund shareholder reports will provide this information to help you make this comparison. Please note that you cannot use this information to estimate your actual ending account balance and expenses paid during the period.

	Class A	Class B	Class C	Class M	Class R	Class R5	Class R6	Class Y
Expenses paid per $1,000*†	$6.11	$9.84	$9.84	$8.60	$7.35	$4.46	$3.96	$4.86
Ending value (after expenses)	$1,018.74	$1,015.03	$1,015.03	$1,016.27	$1,017.50	$1,020.38	$1,020.88	$1,019.98

* Expenses for each share class are calculated using the fund’s annualized expense ratio for each class, which represents the ongoing expenses as a percentage of average net assets for the six months ended 6/30/18. The expense ratio may differ for each share class.

† Expenses are calculated by multiplying the expense ratio by the average account value for the six-month period; then multiplying the result by the number of days in the six-month period; and then dividing that result by the number of days in the year.

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Terms and definitions

Important terms

Total return shows how the value of the fund’s shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Before sales charge, or net asset value, is the price, or value, of one share of a mutual fund, without a sales charge. Before-sales-charge figures fluctuate with market conditions, and are calculated by dividing the net assets of each class of shares by the number of outstanding shares in the class.

After sales charge is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. After-sales-charge performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is generally a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund’s class B CDSC declines over time from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Share classes

Class A shares are generally subject to an initial sales charge and no CDSC (except on certain redemptions of shares bought without an initial sales charge).

Class B shares are closed to new investments and are only available by exchange from another Putnam fund or through dividend and/or capital gains reinvestment. They are not subject to an initial sales charge and may be subject to a CDSC.

Class C shares are not subject to an initial sales charge and are subject to a CDSC only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no CDSC.

Class R shares are not subject to an initial sales charge or CDSC and are available only to employer-sponsored retirement plans.

Class R5 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are only available to employer-sponsored retirement plans.

Class R6 shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to employer-sponsored retirement plans, corporate and institutional clients, and clients in other approved programs.

Class Y shares are not subject to an initial sales charge or CDSC and carry no 12b-1 fee. They are generally only available to corporate and institutional clients and clients in other approved programs.

Comparative indexes

Bloomberg Barclays U.S. Aggregate Bond Index is an unmanaged index of U.S. investment-grade fixed-income securities.

ICE BofAML (Intercontinental Exchange Bank of America Merrill Lynch) U.S. 3-Month Treasury Bill Index is an unmanaged index that seeks to measure the performance of U.S. Treasury bills available in the marketplace.

MSCI EAFE Index (ND) is an unmanaged index of equity securities from developed countries in Western Europe, the Far East, and Australasia. Calculated with net dividends (ND), this total return index reflects the reinvestment of dividends after the deduction of withholding taxes, using a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties.

S&P 500 Index is an unmanaged index of common stock performance.

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ICE Data Indices, LLC (“ICE BofAML”), used with permission. ICE BofAML permits use of the ICE BofAML indices and related data on an “as is” basis; makes no warranties regarding same; does not guarantee the suitability, quality, accuracy, timeliness, and/or completeness of the ICE BofAML indices or any data included in, related to, or derived therefrom; assumes no liability in connection with the use of the foregoing; and does not sponsor, endorse, or recommend Putnam Investments, or any of its products or services.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper is a third-party industry-ranking entity that ranks mutual funds. Its rankings do not reflect sales charges. Lipper rankings are based on total return at net asset value relative to other funds that have similar current investment styles or objectives as determined by Lipper. Lipper may change a fund’s category assignment at its discretion. Lipper category averages reflect performance trends for funds within a category.

Other information for shareholders

Proxy voting

Putnam is committed to managing our mutual funds in the best interests of our shareholders. The Putnam funds’ proxy voting guidelines and procedures, as well as information regarding how your fund voted proxies relating to portfolio securities during the 12-month period ended June 30, 2018, are available in the Individual Investors section of putnam.com and on the Securities and Exchange Commission (SEC) website, www.sec.gov. If you have questions about finding forms on the SEC’s website, you may call the SEC at 1-800-SEC-0330. You may also obtain the Putnam funds’ proxy voting guidelines and procedures at no charge by calling Putnam’s Shareholder Services at 1-800-225-1581.

Fund portfolio holdings

The fund will file a complete schedule of its portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Shareholders may obtain the fund’s Form N-Q on the SEC’s website at www.sec.gov. In addition, the fund’s Form N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. You may call the SEC at 1-800-SEC-0330 for information about the SEC’s website or the operation of the Public Reference Room.

Trustee and employee fund ownership

Putnam employees and members of the Board of Trustees place their faith, confidence, and, most importantly, investment dollars in Putnam mutual funds. As of June 30, 2018, Putnam employees had approximately $514,000,000 and the Trustees had approximately $80,000,000 invested in Putnam mutual funds. These amounts include investments by the Trustees’ and employees’ immediate family members as well as investments through retirement and deferred compensation plans.

International Equity Fund 15

Important notice regarding Putnam’s privacy policy

In order to conduct business with our shareholders, we must obtain certain personal information such as account holders’ names, addresses, Social Security numbers, and dates of birth. Using this information, we are able to maintain accurate records of accounts and transactions.

It is our policy to protect the confidentiality of our shareholder information, whether or not a shareholder currently owns shares of our funds. In particular, it is our policy not to sell information about you or your accounts to outside marketing firms. We have safeguards in place designed to prevent unauthorized access to our computer systems and procedures to protect personal information from unauthorized use.

Under certain circumstances, we must share account information with outside vendors who provide services to us, such as mailings and proxy solicitations. In these cases, the service providers enter into confidentiality agreements with us, and we provide only the information necessary to process transactions and perform other services related to your account. Finally, it is our policy to share account information with your financial representative, if you’ve listed one on your Putnam account.

16 International Equity Fund

Trustee approval of management contract

General conclusions

The Board of Trustees of The Putnam Funds oversees the management of each fund and, as required by law, determines annually whether to approve the continuance of your fund’s management contract with Putnam Investment Management, LLC (“Putnam Management”), the sub-management contract with respect to your fund between Putnam Management and its affiliate, Putnam Investments Limited (“PIL”), and the sub-advisory contract among Putnam Management, PIL, and another affiliate, The Putnam Advisory Company (“PAC”). The Board, with the assistance of its Contract Committee, requests and evaluates all information it deems reasonably necessary under the circumstances in connection with its annual contract review. The Contract Committee consists solely of Trustees who are not “interested persons” (as this term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”)) of The Putnam Funds (“Independent Trustees”).

At the outset of the review process, members of the Board’s independent staff and independent legal counsel discussed with representatives of Putnam Management the annual contract review materials furnished to the Contract Committee during the course of the previous year’s review, identifying possible changes in these materials that might be necessary or desirable for the coming year. Following these discussions and in consultation with the Contract Committee, the Independent Trustees’ independent legal counsel requested that Putnam Management and its affiliates furnish specified information, together with any additional information that Putnam Management considered relevant, to the Contract Committee. Over the course of several months ending in June 2018, the Contract Committee met on a number of occasions with representatives of Putnam Management, and separately in executive session, to consider the information that Putnam Management provided. Throughout this process, the Contract Committee was assisted by the members of the Board’s independent staff and by independent legal counsel for The Putnam Funds and the Independent Trustees.

In May 2018, the Contract Committee met in executive session to discuss and consider its recommendations with respect to the continuance of the contracts. At the Trustees’ June 2018 meeting, the Contract Committee met in executive session with the other Independent Trustees to review a summary of the key financial, performance and other data that the Contract Committee considered in the course of its review. The Contract Committee then presented its written report, which summarized the key factors that the Committee had considered and set forth its recommendations. The Contract Committee recommended, and the Independent Trustees approved, the continuance of your fund’s management, sub-management and sub-advisory contracts, effective July 1, 2018. (Because PIL and PAC are affiliates of Putnam Management and Putnam Management remains fully responsible for all services provided by PIL and PAC, the Trustees have not attempted to evaluate PIL or PAC as separate entities, and all subsequent references to Putnam Management below should be deemed to include reference to PIL and PAC as necessary or appropriate in the context.)

The Independent Trustees’ approval was based on the following conclusions:

• That the fee schedule in effect for your fund represented reasonable compensation in light of the nature and quality of the services being provided to the fund, the fees paid by competitive funds, the costs incurred by Putnam Management in providing services to the fund, and the application of certain reductions and waivers noted below; and

• That the fee schedule in effect for your fund represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the fund at current asset levels.

These conclusions were based on a comprehensive consideration of all information provided to the Trustees and were not the result of any single factor. Some of the factors that figured particularly in the Trustees’ deliberations and how the Trustees considered these factors are described below, although individual Trustees may have evaluated the information presented differently, giving different weights to various factors. It is also important to recognize that the management arrangements for your fund and the other Putnam funds are the result of many years of review and discussion between the Independent Trustees and Putnam Management, that some aspects of the arrangements may receive greater scrutiny in some years than others, and that the Trustees’ conclusions may be based, in part, on their consideration of fee arrangements in previous years. For example, with some minor

International Equity Fund 17

exceptions, the funds’ current fee arrangements under the management contracts were first implemented at the beginning of 2010 following extensive review by the Contract Committee and discussions with representatives of Putnam Management, as well as approval by shareholders.

Management fee schedules and total expenses

The Trustees reviewed the management fee schedules in effect for all Putnam funds, including fee levels and breakpoints. The Trustees also reviewed the total expenses of each Putnam fund, recognizing that in most cases management fees represented the major, but not the sole, determinant of total costs to fund shareholders. (In a few instances, funds have implemented so-called “all-in” management fees covering substantially all routine fund operating costs.)

In reviewing fees and expenses, the Trustees generally focus their attention on material changes in circumstances — for example, changes in assets under management, changes in a fund’s investment strategy, changes in Putnam Management’s operating costs or profitability, or changes in competitive practices in the mutual fund industry — that suggest that consideration of fee changes might be warranted. The Trustees concluded that the circumstances did not indicate that changes to the management fee structure for your fund would be appropriate at this time.

Under its management contract, your fund has the benefit of breakpoints in its management fee schedule that provide shareholders with economies of scale in the form of reduced fee rates as assets under management in the Putnam family of funds increase. The Trustees concluded that the fee schedule in effect for your fund represented an appropriate sharing of economies of scale between fund shareholders and Putnam Management.

In addition, your fund’s management contract provides that its management fees will be adjusted up or down depending upon whether your fund’s performance is better or worse than the performance of an appropriate index of securities prices specified in the management contract. In the course of reviewing investment performance, the Trustees examined the operation of your fund’s performance fees and concluded that these fees were operating effectively to align further Putnam Management’s economic interests with those of the fund’s shareholders.

As in the past, the Trustees also focused on the competitiveness of each fund’s total expense ratio. In order to support the effort to have fund expenses meet competitive standards, the Trustees and Putnam Management have implemented certain expense limitations that were in effect during your fund’s fiscal year ending in 2017. These expense limitations were: (i) a contractual expense limitation applicable to all open-end funds of 25 basis points on investor servicing fees and expenses and (ii) a contractual expense limitation applicable to specified open-end funds, including your fund, of 20 basis points on so-called “other expenses” (i.e., all expenses exclusive of management fees, distribution fees, investor servicing fees, investment-related expenses, interest, taxes, brokerage commissions, acquired fund fees and expenses and extraordinary expenses). These expense limitations attempt to maintain competitive expense levels for the funds. Most funds had sufficiently low expenses that these expense limitations were not operative. However, in the case of your fund, the first of the expense limitations applied during its fiscal year ending in 2017. Putnam Management has agreed to maintain these expense limitations until at least October 30, 2019. Putnam Management’s support for these expense limitation arrangements was an important factor in the Trustees’ decision to approve the continuance of your fund’s management, sub-management and sub-advisory contracts.

The Trustees reviewed comparative fee and expense information for a custom group of competitive funds selected by Broadridge Financial Solutions, Inc. (“Broadridge”). This comparative information included your fund’s percentile ranking for effective management fees and total expenses (excluding any applicable 12b-1 fee), which provides a general indication of your fund’s relative standing. In the custom peer group, your fund ranked in the first quintile in effective management fees (determined for your fund and the other funds in the custom peer group based on fund asset size and the applicable contractual management fee schedule) and in the second quintile in total expenses (excluding any applicable 12b-1 fees) as of December 31, 2017. The first quintile represents the least expensive funds and the fifth quintile the most expensive funds. The fee and expense data reported by Broadridge as of December 31, 2017 reflected the most recent fiscal year-end data available in Broadridge’s database at that time.

In connection with their review of fund management fees and total expenses, the Trustees also reviewed the costs of the services provided and the profits realized by Putnam Management and its affiliates from their contractual relationships with the funds. This information included trends

18 International Equity Fund

in revenues, expenses and profitability of Putnam Management and its affiliates relating to the investment management, investor servicing and distribution services provided to the funds. In this regard, the Trustees also reviewed an analysis of Putnam Management’s revenues, expenses and profitability, allocated on a fund-by-fund basis, with respect to the funds’ management, distribution, and investor servicing contracts. For each fund, the analysis presented information about revenues, expenses and profitability for each of the agreements separately and for the agreements taken together on a combined basis. The Trustees concluded that, at current asset levels, the fee schedules in place represented reasonable compensation for the services being provided and represented an appropriate sharing between fund shareholders and Putnam Management of such economies of scale as may exist in the management of the Putnam funds at that time.

The information examined by the Trustees in connection with their annual contract review for the Putnam funds included information regarding fees charged by Putnam Management and its affiliates to institutional clients, including defined benefit pension and profit-sharing plans and sub-advised mutual funds. This information included, in cases where an institutional product’s investment strategy corresponds with a fund’s strategy, comparisons of those fees with fees charged to the Putnam funds, as well as an assessment of the differences in the services provided to these different types of clients as compared to the services provided to the Putnam funds. The Trustees observed that the differences in fee rates between these clients and the Putnam funds are by no means uniform when examined by individual asset sectors, suggesting that differences in the pricing of investment management services to these types of clients may reflect, among other things, historical competitive forces operating in separate markets. The Trustees considered the fact that in many cases fee rates across different asset classes are higher on average for mutual funds than for institutional clients, as well as the differences between the services that Putnam Management provides to the Putnam funds and those that it provides to its other clients. The Trustees did not rely on these comparisons to any significant extent in concluding that the management fees paid by your fund are reasonable.

Investment performance

The quality of the investment process provided by Putnam Management represented a major factor in the Trustees’ evaluation of the quality of services provided by Putnam Management under your fund’s management contract. The Trustees were assisted in their review of the Putnam funds’ investment process and performance by the work of the investment oversight committees of the Trustees and the full Board of Trustees, which meet on a regular basis with the funds’ portfolio teams and with the Chief Investment Officers and other senior members of Putnam Management’s Investment Division throughout the year. The Trustees concluded that Putnam Management generally provides a high-quality investment process — based on the experience and skills of the individuals assigned to the management of fund portfolios, the resources made available to them, and in general Putnam Management’s ability to attract and retain high-quality personnel — but also recognized that this does not guarantee favorable investment results for every fund in every time period.

The Trustees considered that 2017 was a strong year for the performance of the Putnam funds, with generally favorable results for most asset classes, including U.S. equity, international and global equity, taxable and tax exempt fixed income, and global asset allocation Funds. In this regard, the Trustees considered that, for the one-year period ended December 31, 2017, the Putnam open-end Funds’ performance, on an asset-weighted basis, ranked in the 32nd percentile of their Lipper peers (excluding those Putnam funds that are evaluated based on their total returns and/or comparisons of those returns versus selected investment benchmarks or targeted annual returns). The Trustees observed that this strong performance has continued a positive trend that began in mid-year 2016 across most Putnam funds. They noted that the longer-term performance of the Putnam funds continued to be strong, exemplified by the fact that the Putnam funds were ranked by the Barron’s/Lipper Fund Families survey as the 7th-best performing mutual fund complex out of 55 complexes for the five-year period ended December 31, 2017 and the 9th-best performing mutual fund complex out of 50 complexes for the ten-year period ended 2017. In addition, the survey ranked the Putnam funds 7th out of 59 mutual fund complexes for the one-year period ended 2017; the Putnam funds have ranked 1st or 2nd in the survey for the one-year period three times since 2009 (most recently in 2013). They also noted, however, the disappointing investment performance of some funds for periods ended December 31, 2017 and considered information provided by Putnam Management regarding the factors contributing to the underperformance and actions being taken to

International Equity Fund 19

improve the performance of these particular funds. The Trustees indicated their intention to continue to monitor closely the performance of those funds, including the effectiveness of any efforts Putnam Management has undertaken to address underperformance and whether additional actions to address areas of underperformance are warranted.

For purposes of the Trustees’ evaluation of the Putnam Funds’ investment performance, the Trustees generally focus on a competitive industry ranking of each fund’s total net return over a one-year, three-year and five-year period. For a number of Putnam funds with relatively unique investment mandates for which Putnam Management informed the Trustees that meaningful competitive performance rankings are not considered to be available, the Trustees evaluated performance based on their total gross and net returns and, in most cases, comparisons of those returns with the returns of selected investment benchmarks. In the case of your fund, the Trustees considered that its class A share cumulative total return performance at net asset value was in the following quartiles of its Lipper Inc. (“Lipper”) peer group (Lipper International Multi-Cap Core Funds) for the one-year, three-year and five-year periods ended December 31, 2017 (the first quartile representing the best-performing funds and the fourth quartile the worst-performing funds):

One-year period	2nd
Three-year period	3rd
Five-year period	2nd

Over the one-year, three-year and five-year periods ended December 31, 2017, there were 433, 343 and 283 funds, respectively, in your fund’s Lipper peer group. (When considering performance information, shareholders should be mindful that past performance is not a guarantee of future results.)

The Trustees considered Putnam Management’s continued efforts to support fund performance through initiatives including structuring compensation for portfolio managers and research analysts to enhance accountability for fund performance, emphasizing accountability in the portfolio management process, and affirming its commitment to a fundamental-driven approach to investing. The Trustees noted further that Putnam Management continued to strengthen its fundamental research capabilities by adding new investment personnel.

Brokerage and soft-dollar allocations; investor servicing

The Trustees considered various potential benefits that Putnam Management may receive in connection with the services it provides under the management contract with your fund. These include benefits related to brokerage allocation and the use of soft dollars, whereby a portion of the commissions paid by a fund for brokerage may be used to acquire research services that are expected to be useful to Putnam Management in managing the assets of the fund and of other clients. Subject to policies established by the Trustees, soft dollars generated by these means are used predominantly to acquire brokerage and research services (including third-party research and market data) that enhance Putnam Management’s investment capabilities and supplement Putnam Management’s internal research efforts. However, the Trustees noted that a portion of available soft dollars continues to be used to pay fund expenses. The Trustees indicated their continued intent to monitor regulatory and industry developments in this area with the assistance of their Brokerage Committee. The Trustees also indicated their continued intent to monitor the allocation of the Putnam funds’ brokerage in order to ensure that the principle of seeking best price and execution remains paramount in the portfolio trading process.

Putnam Management may also receive benefits from payments that the funds make to Putnam Management’s affiliates for investor or distribution services. In conjunction with the annual review of your fund’s management, sub-management and sub-advisory contracts, the Trustees reviewed your fund’s investor servicing agreement with Putnam Investor Services, Inc. (“PSERV”) and its distributor’s contracts and distribution plans with Putnam Retail Management Limited Partnership (“PRM”), both of which are affiliates of Putnam Management. The Trustees concluded that the fees payable by the funds to PSERV and PRM, as applicable, for such services are fair and reasonable in relation to the nature and quality of such services, the fees paid by competitive funds, and the costs incurred by PSERV and PRM, as applicable, in providing such services. Furthermore, the Trustees were of the view that the services provided were required for the operation of the funds, and that they were of a quality at least equal to those provided by other providers.

20 International Equity Fund

Financial statements

These sections of the report, as well as the accompanying Notes, preceded by the Report of Independent Registered Public Accounting Firm, constitute the fund’s financial statements.

The fund’s portfolio lists all the fund’s investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund’s net assets and share price are determined. All investment and non-investment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the liquidation preference of preferred shares.)

Statement of operations shows the fund’s net investment gain or loss. This is done by first adding up all the fund’s earnings — from dividends and interest income — and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings — as well as any unrealized gains or losses over the period — is added to or subtracted from the net investment result to determine the fund’s net gain or loss for the fiscal year.

Statement of changes in net assets shows how the fund’s net assets were affected by the fund’s net investment gain or loss, by distributions to shareholders, and by changes in the number of the fund’s shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund’s investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlights table also includes the current reporting period.

International Equity Fund 21

Report of Independent Registered Public Accounting Firm

To the Trustees and Shareholders of Putnam International Equity Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the fund’s portfolio, of Putnam International Equity Fund (the “Fund”) as of June 30, 2018, the related statement of operations for the year ended June 30, 2018, the statement of changes in net assets for each of the two years in the period ended June 30, 2018, including the related notes, and the financial highlights for each of the five years in the period ended June 30, 2018 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of June 30, 2018, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period ended June 30, 2018 and the financial highlights for each of the five years in the period ended June 30, 2018 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of June 30, 2018 by correspondence with the custodian, transfer agent and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
Boston, Massachusetts
August 9, 2018

We have served as the auditor of one or more investment companies in the Putnam Investments family of mutual funds since at least 1957. We have not determined the specific year we began serving as auditor.

22 International Equity Fund

The fund’s portfolio 6/30/18

COMMON STOCKS (97.6%)*	Shares	Value
Australia (2.8%)
Challenger, Ltd.	1,763,434	$15,438,498
Insurance Australia Group, Ltd.	1,880,345	11,869,916
		27,308,414
Canada (3.2%)
Cenovus Energy, Inc.	1,177,600	12,227,011
Constellation Software, Inc.	9,500	7,367,531
Magna International, Inc.	208,500	12,126,353
		31,720,895
China (4.0%)
Alibaba Group Holding, Ltd. ADR † S	43,100	7,996,343
Brilliance China Automotive Holdings, Ltd.	3,572,000	6,446,864
Nine Dragons Paper Holdings, Ltd.	5,689,000	7,251,198
Tencent Holdings, Ltd.	189,758	9,524,663
Want Want China Holdings, Ltd.	9,806,000	8,724,110
		39,943,178
Denmark (1.4%)
Danske Bank A/S	437,284	13,667,277
		13,667,277
France (12.5%)
Airbus SE	149,671	17,493,322
Eurazeo SA	132,937	10,072,318
Natixis SA	1,533,875	10,860,326
Societe Generale SA	350,892	14,775,300
STMicroelectronics NV	586,081	13,022,683
TOTAL SA	501,636	30,505,156
Valeo SA	100,292	5,474,234
Veolia Environnement SA	560,301	11,986,876
Vinci SA	101,433	9,742,139
		123,932,354
Germany (12.5%)
adidas AG	63,310	13,825,419
BASF SE	135,456	12,948,942
Bayer AG	216,103	23,809,479
Delivery Hero Holding GmbH †	140,878	7,497,545
Evonik Industries AG	409,072	14,003,780
HC Brillant Services GmbH (acquired various dates from
8/2/13 to 8/31/16, cost $20) (Private) † ∆∆ F	30	26
KION Group AG	117,717	8,458,842
New Bigfoot Other Assets GmbH (acquired 8/2/13, cost $20) (Private) † ∆∆ F	15	13
New Middle East Other Assets GmbH (acquired 8/2/13, cost $8)
(Private) † ∆∆ F	6	5
Rheinmetall AG	96,790	10,688,556
Siemens AG	125,737	16,616,040
Uniper SE	553,709	16,506,915
		124,355,562

International Equity Fund 23

COMMON STOCKS (97.6%)* cont.	Shares	Value
India (0.8%)
Edelweiss Financial Services, Ltd.	1,785,358	$7,674,056
		7,674,056
Ireland (3.4%)
Bank of Ireland Group PLC	1,093,400	8,522,551
CRH PLC	423,798	14,977,645
Kerry Group PLC Class A	96,274	10,055,194
		33,555,390
Italy (1.0%)
Pirelli & C SpA †	1,225,498	10,221,169
		10,221,169
Japan (21.8%)
Asahi Group Holdings, Ltd.	321,700	16,480,896
Chugai Pharmaceutical Co., Ltd.	203,900	10,700,077
Ferrotec Holdings Corp.	518,500	8,017,631
Hoya Corp.	338,700	19,269,939
Komatsu, Ltd.	396,200	11,336,870
Kyudenko Corp.	248,800	12,022,580
Nintendo Co., Ltd.	30,900	10,103,238
NSK, Ltd.	1,460,600	15,078,949
ORIX Corp.	1,195,800	18,922,835
Shiseido Co., Ltd.	226,200	17,975,049
SMC Corp.	30,100	11,046,046
Sony Corp.	327,100	16,733,906
Sumitomo Mitsui Financial Group, Inc.	412,600	16,047,108
Toshiba Corp. †	3,956,000	11,898,550
Toyota Motor Corp.	319,300	20,678,147
		216,311,821
Luxembourg (0.8%)
Global Fashion Group SA (acquired 8/2/13, cost $1,009,308) (Private) † ∆∆ F	23,826	223,719
Orion Engineered Carbons SA	236,600	7,299,110
		7,522,829
Netherlands (6.5%)
Heineken NV	121,832	12,215,008
ING Groep NV	983,680	14,115,150
Koninklijke Ahold Delhaize NV	755,609	18,077,295
Unilever NV ADR	362,679	20,217,382
		64,624,835
Poland (0.7%)
Wizz Air Holdings PLC †	154,149	7,313,442
		7,313,442
Singapore (1.4%)
DBS Group Holdings, Ltd.	704,000	13,749,314
		13,749,314
South Africa (0.5%)
Foschini Group, Ltd. (The)	426,750	5,405,998
		5,405,998

24 International Equity Fund

COMMON STOCKS (97.6%)* cont.	Shares	Value
South Korea (1.1%)
Samsung Electronics Co., Ltd. (Preference)	309,348	$10,450,383
		10,450,383
Spain (0.9%)
CaixaBank SA	2,063,680	8,914,602
		8,914,602
Sweden (1.2%)
Assa Abloy AB Class B	558,558	11,887,297
		11,887,297
Switzerland (3.0%)
Novartis AG	242,722	18,384,867
Partners Group Holding AG	15,035	11,028,311
		29,413,178
United Kingdom (16.1%)
Ashtead Group PLC	392,217	11,682,690
Associated British Foods PLC	466,281	16,811,888
AstraZeneca PLC	237,027	16,410,609
BP PLC	2,560,808	19,498,552
Burford Capital, Ltd.	402,444	7,934,214
Compass Group PLC	618,634	13,179,514
Prudential PLC	865,878	19,784,187
Quilter PLC †	3,808,857	7,284,753
Rio Tinto PLC	450,215	24,830,645
Virgin Money Holdings UK PLC	1,856,680	8,988,424
Wolseley PLC	157,496	12,779,861
		159,185,337
United States (2.0%)
Amazon.com, Inc. †	5,900	10,028,820
KKR & Co., Inc.	403,700	10,031,944
		20,060,764
Total common stocks (cost $883,755,201)		$967,218,095

CONVERTIBLE PREFERRED STOCKS (—%)*	Shares	Value
Global Fashion Group SA zero % cv. pfd. (acquired various dates from
7/11/16 to 9/14/17, cost $121,606) (Luxembourg) (Private) † ∆∆ F	18,499	$177,174
Total convertible preferred stocks (cost $121,606)		$177,174

U.S. GOVERNMENT AND AGENCY	Principal
MORTGAGE OBLIGATIONS (—%)*	amount	Value
U.S. Government Guaranteed Mortgage Obligations (—%)
Government National Mortgage Association Pass-Through Certificates
4.25%, 9/15/41 [i]	$120,741	$125,884
Total U.S. government and agency mortgage obligations (cost $125,884)		$125,884

International Equity Fund 25

	Principal amount/
SHORT-TERM INVESTMENTS (2.4%)*		shares	Value
Putnam Cash Collateral Pool, LLC 2.16% [d]	Shares	7,440,075	$7,440,075
Putnam Short Term Investment Fund 2.04% L	Shares	11,123,170	11,123,170
State Street Institutional U.S. Government Money Market Fund,
Premier Class 1.82% P	Shares	266,000	266,000
U.S. Treasury Bills 1.663%, 7/5/18		$1,158,000	1,157,840
U.S. Treasury Bills 1.835%, 7/26/18 ∆		1,031,000	1,029,806
U.S. Treasury Bills 1.845%, 8/2/18 ∆		1,662,000	1,659,410
U.S. Treasury Bills 1.858%, 8/9/18 ∆		761,000	759,536
U.S. Treasury Bills 1.917%, 8/16/18		65,000	64,852
Total short-term investments (cost $23,500,410)			$23,500,689

TOTAL INVESTMENTS
Total investments (cost $907,503,101)	$991,021,842

Key to holding’s abbreviations

ADR	American Depository Receipts: represents ownership of foreign securities on deposit with a custodian bank.

Notes to the fund’s portfolio

Unless noted otherwise, the notes to the fund’s portfolio are for the close of the fund’s reporting period, which ran from July 1, 2017 through June 30, 2018 (the reporting period). Within the following notes to the portfolio, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “ASC 820” represent Accounting Standards Codification 820 Fair Value Measurements and Disclosures.

* Percentages indicated are based on net assets of $990,512,167.

† This security is non-income-producing.

∆∆ This security is restricted with regard to public resale. The total fair value of this security and any other restricted securities (excluding 144A securities), if any, held at the close of the reporting period was $400,937, or less than 0.1% of net assets.

∆ This security, in part or in entirety, was pledged and segregated with the custodian for collateral on certain derivative contracts at the close of the reporting period. Collateral at period end totaled $569,863 and is included in Investments in securities on the Statement of assets and liabilities (Notes 1 and 8).

d Affiliated company. See Notes 1 and 5 to the financial statements regarding securities lending. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

F This security is valued by Putnam Management at fair value following procedures approved by the Trustees. Securities are classified as Level 3 for ASC 820 based on the securities’ valuation inputs. At the close of the reporting period, fair value pricing was also used for certain foreign securities in the portfolio (Note 1).

i This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts (Note 1).

L Affiliated company (Note 5). The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period.

P This security was pledged, or purchased with cash that was pledged, to the fund for collateral on certain derivative contracts. The rate quoted in the security description is the annualized 7-day yield of the fund at the close of the reporting period (Note 1).

S Security on loan, in part or in entirety, at the close of the reporting period (Note 1).

26 International Equity Fund

At the close of the reporting period, the fund maintained liquid assets totaling $888,762 to cover certain derivative contracts.

Unless otherwise noted, the rates quoted in Short-term investments security descriptions represent the weighted average yield to maturity.

The dates shown on debt obligations are the original maturity dates.

The fund had the following sector concentrations greater than 10% at the close of the reporting period (as a percentage of net assets):

Financials	23.2%
Industrials	17.0
Consumer staples	12.2
Consumer discretionary	11.6

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $303,290,967)
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
Bank of America N.A.
	Australian Dollar	Buy	7/18/18	$6,015,586	$6,103,242	$(87,656)
	British Pound	Buy	9/19/18	7,152,144	7,203,240	(51,096)
	Canadian Dollar	Sell	7/18/18	4,551,062	4,656,400	105,338
	Euro	Sell	9/19/18	9,805,568	9,910,534	104,966
	Hong Kong Dollar	Buy	8/16/18	920,500	921,432	(932)
Barclays Bank PLC
	Hong Kong Dollar	Buy	8/16/18	23,692,754	23,713,755	(21,001)
	Swiss Franc	Buy	9/19/18	19,676,834	19,778,088	(101,254)
Citibank, N.A.
	Australian Dollar	Buy	7/18/18	4,823,481	4,995,242	(171,761)
	British Pound	Sell	9/19/18	3,351,802	3,274,415	(77,387)
	Canadian Dollar	Sell	7/18/18	6,048,680	6,188,704	140,024
	Danish Krone	Buy	9/19/18	4,795,523	4,809,493	(13,970)
	Euro	Sell	9/19/18	1,467,681	1,471,071	3,390
	Japanese Yen	Buy	8/16/18	85,379	86,979	(1,600)
	New Zealand Dollar	Buy	7/18/18	38,809	41,433	(2,624)
Credit Suisse International
	Euro	Sell	9/19/18	9,197,001	9,216,818	19,817
	Swedish Krona	Buy	9/19/18	4,750,643	4,836,336	(85,693)
Goldman Sachs International
	Australian Dollar	Buy	7/18/18	58,243	59,147	(904)
	British Pound	Buy	9/19/18	7,088,976	7,169,851	(80,875)
	Canadian Dollar	Sell	7/18/18	63,685	64,512	827
	Chinese Yuan (Offshore)	Sell	8/16/18	39,186,169	40,815,882	1,629,713
	Euro	Sell	9/19/18	7,722,389	7,740,344	17,955
	Japanese Yen	Sell	8/16/18	2,912,047	2,933,846	21,799

International Equity Fund 27

FORWARD CURRENCY CONTRACTS at 6/30/18 (aggregate face value $303,290,967) cont.
						Unrealized
		Contract	Delivery		Aggregate	appreciation/
Counterparty	Currency	type*	date	Value	face value	(depreciation)
	HSBC Bank USA, National Association
	Australian Dollar	Buy	7/18/18	$61,648	$61,643	$5
	Australian Dollar	Sell	7/18/18	61,648	64,030	2,382
	New Zealand Dollar	Buy	7/18/18	1,660,536	1,773,219	(112,683)
	JPMorgan Chase Bank N.A.
	Australian Dollar	Buy	7/18/18	6,507,954	6,744,735	(236,781)
	Australian Dollar	Sell	7/18/18	6,507,954	6,817,808	309,854
	British Pound	Sell	9/19/18	4,873,158	4,929,339	56,181
	Canadian Dollar	Sell	7/18/18	5,932,115	6,085,364	153,249
	Euro	Sell	9/19/18	10,995,807	11,018,956	23,149
	Japanese Yen	Buy	8/16/18	14,217,003	14,391,900	(174,897)
	Norwegian Krone	Buy	9/19/18	6,902,477	6,886,807	15,670
	Singapore Dollar	Sell	8/16/18	523,685	535,375	11,690
	South Korean Won	Sell	8/16/18	11,645,053	12,058,670	413,617
	Swedish Krona	Buy	9/19/18	9,760,178	9,931,325	(171,147)
	Swiss Franc	Buy	9/19/18	28,273,835	28,419,183	(145,348)
	NatWest Markets PLC
	British Pound	Buy	9/19/18	292,803	296,192	(3,389)
	State Street Bank and Trust Co.
	Australian Dollar	Buy	7/18/18	444,708	461,249	(16,541)
	Canadian Dollar	Sell	7/18/18	65,206	68,291	3,085
	Euro	Sell	9/19/18	5,964,695	5,977,684	12,989
	Israeli Shekel	Buy	7/18/18	4,637,533	4,849,042	(211,509)
	Japanese Yen	Buy	8/16/18	13,140,282	13,332,479	(192,197)
	WestPac Banking Corp.
	Canadian Dollar	Sell	7/18/18	2,447,106	2,596,912	149,806
	Unrealized appreciation					3,195,506
	Unrealized (depreciation)					(1,961,245)
Total						$1,234,261

* The exchange currency for all contracts listed is the United States Dollar.

28 International Equity Fund

ASC 820 establishes a three-level hierarchy for disclosure of fair value measurements. The valuation hierarchy is based upon the transparency of inputs to the valuation of the fund’s investments. The three levels are defined as follows:

Level 1: Valuations based on quoted prices for identical securities in active markets.

Level 2: Valuations based on quoted prices in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3: Valuations based on inputs that are unobservable and significant to the fair value measurement.

The following is a summary of the inputs used to value the fund’s net assets as of the close of the reporting period:

		Valuation inputs
Investments in securities:	Level 1	Level 2	Level 3
Common stocks:
Australia	$27,308,414	$—	$—
Canada	31,720,895	—	—
China	39,943,178	—	—
Denmark	—	13,667,277	—
France	—	123,932,354	—
Germany	—	124,355,518	44
India	7,674,056	—	—
Ireland	—	33,555,390	—
Italy	—	10,221,169	—
Japan	216,311,821	—	—
Luxembourg	7,299,110	—	223,719
Netherlands	—	64,624,835	—
Poland	—	7,313,442	—
Singapore	13,749,314	—	—
South Africa	—	5,405,998	—
South Korea	10,450,383	—	—
Spain	—	8,914,602	—
Sweden	—	11,887,297	—
Switzerland	—	29,413,178	—
United Kingdom	7,284,753	151,900,584	—
United States	20,060,764	—	—
Total common stocks	381,802,688	585,191,644	223,763

Convertible preferred stocks	—	—	177,174
U.S. government and agency mortgage obligations	—	125,884	—
Short-term investments	11,389,170	12,111,519	—
Totals by level	$393,191,858	$597,429,047	$400,937

		Valuation inputs
Other financial instruments:	Level 1	Level 2	Level 3
Forward currency contracts	$—	$1,234,261	$—
Totals by level	$—	$1,234,261	$—

During the reporting period, transfers within the fair value hierarchy, if any (other than certain transfers involving non-U.S. equity securities as described in Note 1), did not represent, in the aggregate, more than 1% of the fund’s net assets measured as of the end of the period. Transfers are accounted for using the end of period pricing valuation method.

At the start and close of the reporting period, Level 3 investments in securities represented less than 1% of the fund’s net assets and were not considered a significant portion of the fund’s portfolio.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 29

Statement of assets and liabilities 6/30/18

ASSETS
Investment in securities, at value, including $7,180,011 of securities on loan (Notes 1 and 8):
Unaffiliated issuers (identified cost $888,939,856)	$972,458,597
Affiliated issuers (identified cost $18,563,245) (Notes 1 and 5)	18,563,245
Foreign currency (cost $945,990) (Note 1)	943,025
Dividends, interest and other receivables	1,538,061
Foreign tax reclaim	1,231,794
Receivable for shares of the fund sold	1,212,640
Receivable for investments sold	13,812,613
Unrealized appreciation on forward currency contracts (Note 1)	3,195,506
Prepaid assets	64,455
Total assets	1,013,019,936

LIABILITIES
Payable for investments purchased	9,505,629
Payable for shares of the fund repurchased	985,161
Payable for compensation of Manager (Note 2)	527,415
Payable for custodian fees (Note 2)	48,682
Payable for investor servicing fees (Note 2)	335,510
Payable for Trustee compensation and expenses (Note 2)	638,352
Payable for administrative services (Note 2)	3,863
Payable for distribution fees (Note 2)	461,851
Unrealized depreciation on forward currency contracts (Note 1)	1,961,245
Collateral on securities loaned, at value (Note 1)	7,440,075
Collateral on certain derivative contracts, at value (Notes 1 and 8)	391,884
Other accrued expenses	208,102
Total liabilities	22,507,769

Net assets	$990,512,167

REPRESENTED BY
Paid-in capital (Unlimited shares authorized) (Notes 1 and 4)	$901,184,680
Undistributed net investment income (Note 1)	5,127,769
Accumulated net realized loss on investments and foreign currency transactions (Note 1)	(506,798)
Net unrealized appreciation of investments and assets and liabilities in foreign currencies	84,706,516
Total — Representing net assets applicable to capital shares outstanding	$990,512,167

(Continued on next page)

30 International Equity Fund

Statement of assets and liabilities cont.

COMPUTATION OF NET ASSET VALUE AND OFFERING PRICE
Net asset value and redemption price per class A share
($663,772,607 divided by 26,171,084 shares)	$25.36
Offering price per class A share (100/94.25 of $25.36)*	$26.91
Net asset value and offering price per class B share ($6,605,628 divided by 274,710 shares)**	$24.05
Net asset value and offering price per class C share ($15,736,627 divided by 646,273 shares)**	$24.35
Net asset value and redemption price per class M share ($10,634,073 divided by 431,890 shares)	$24.62
Offering price per class M share (100/96.50 of $24.62)*	$25.51
Net asset value, offering price and redemption price per class R share
($3,445,782 divided by 138,473 shares)	$24.88
Net asset value, offering price and redemption price per class R5 share
($1,945,592 divided by 75,391 shares)	$25.81
Net asset value, offering price and redemption price per class R6 share
($107,394,690 divided by 4,165,367 shares)	$25.78
Net asset value, offering price and redemption price per class Y share
($180,977,168 divided by 7,050,715 shares)	$25.67

* On single retail sales of less than $50,000. On sales of $50,000 or more the offering price is reduced.

** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of these financial statements.

International Equity Fund 31

Statement of operations Year ended 6/30/18

INVESTMENT INCOME
Dividends (net of foreign tax of $2,583,646)	$23,731,155
Interest (including interest income of $264,603 from investments in affiliated issuers) (Note 5)	305,200
Securities lending (net of expenses) (Notes 1 and 5)	53,288
Total investment income	24,089,643

EXPENSES
Compensation of Manager (Note 2)	6,829,174
Investor servicing fees (Note 2)	2,125,693
Custodian fees (Note 2)	118,191
Trustee compensation and expenses (Note 2)	31,564
Distribution fees (Note 2)	2,273,311
Administrative services (Note 2)	29,968
Other	501,054
Total expenses	11,908,955
Expense reduction (Note 2)	(38,737)
Net expenses	11,870,218

Net investment income	12,219,425

REALIZED AND UNREALIZED GAIN (LOSS)
Net realized gain (loss) on:
Securities from unaffiliated issuers (net of foreign tax of $32,748) (Notes 1 and 3)	64,039,799
Foreign currency transactions (Note 1)	(27,733)
Forward currency contracts (Note 1)	(7,541,763)
Total net realized gain	56,470,303
Change in net unrealized appreciation (depreciation) on:
Securities from unaffiliated issuers	(4,760,477)
Assets and liabilities in foreign currencies	(107,961)
Forward currency contracts	767,299
Total change in net unrealized depreciation	(4,101,139)

Net gain on investments	52,369,164

Net increase in net assets resulting from operations	$64,588,589

The accompanying notes are an integral part of these financial statements.

32 International Equity Fund

Statement of changes in net assets

INCREASE IN NET ASSETS	Year ended 6/30/18	Year ended 6/30/17
Operations
Net investment income	$12,219,425	$11,736,319
Net realized gain on investments
and foreign currency transactions	56,470,303	54,094,667
Net unrealized appreciation (depreciation) of investments
and assets and liabilities in foreign currencies	(4,101,139)	96,826,983
Net increase in net assets resulting from operations	64,588,589	162,657,969
Distributions to shareholders (Note 1):
From ordinary income
Net investment income
Class A	(2,249,729)	(18,512,664)
Class B	—	(198,935)
Class C	—	(1,021,025)
Class M	—	(245,873)
Class R	(7,637)	(84,963)
Class R5	(7,843)	(555,393)
Class R6	(754,986)	(2,303,336)
Class Y	(934,387)	(3,237,714)
Increase in capital from settlement payments	—	134,616
Decrease from capital share transactions (Note 4)	(3,581,623)	(97,442,557)
Total increase in net assets	57,052,384	39,190,125

NET ASSETS
Beginning of year	933,459,783	894,269,658
End of year (including undistributed net investment
income of $5,127,769 and distributions in excess of net
investment income of $1,944,055, respectively)	$990,512,167	$933,459,783

The accompanying notes are an integral part of these financial statements.

International Equity Fund 33

Financial highlights (For a common share outstanding throughout the period)

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class A
June 30, 2018	$23.80	.30	1.35	1.65	(.09)	(.09)	—	$25.36	6.90	$663,773	1.22	1.15	61
June 30, 2017	20.49	.28	3.67	3.95	(.64)	(.64)	—	23.80	19.76	656,450	1.23	1.27	67
June 30, 2016	24.31	.32	(3.55)	(3.23)	(.59)	(.59)	—	20.49	(13.46)	647,864	1.27[f]	1.47[f]	77
June 30, 2015	25.33	.29	(1.09)	(.80)	(.22)	(.22)	—	24.31	(3.12)	834,109	1.26	1.19	69
June 30, 2014	20.26	.20	5.01	5.21	(.17)	(.17)	.03[g]	25.33	25.92	919,776	1.30	.83	67
Class B
June 30, 2018	$22.66	.08	1.31	1.39	—	—	—	$24.05	6.13	$6,606	1.97	.33	61
June 30, 2017	19.51	.10	3.51	3.61	(.46)	(.46)	—	22.66	18.84	8,315	1.98	.46	67
June 30, 2016	23.14	.14	(3.37)	(3.23)	(.40)	(.40)	—	19.51	(14.09)	10,121	2.02[f]	.66[f]	77
June 30, 2015	24.08	.09	(1.02)	(.93)	(.01)	(.01)	—	23.14	(3.86)	14,821	2.01	.39	69
June 30, 2014	19.27	.01	4.77	4.78	—	—	.03[g]	24.08	24.96	20,183	2.05	.03	67
Class C
June 30, 2018	$22.94	.03[d]	1.38	1.41	—	—	—	$24.35	6.15	$15,737	1.97	.12[d]	61
June 30, 2017	19.77	.11	3.54	3.65	(.48)	(.48)	—	22.94	18.79	41,292	1.98	.51	67
June 30, 2016	23.47	.15	(3.42)	(3.27)	(.43)	(.43)	—	19.77	(14.08)	47,141	2.02[f]	.72[f]	77
June 30, 2015	24.45	.11	(1.05)	(.94)	(.04)	(.04)	—	23.47	(3.83)	59,397	2.01	.46	69
June 30, 2014	19.58	.02	4.83	4.85	(.01)	(.01)	.03[g]	24.45	24.93	61,686	2.05	.08	67
Class M
June 30, 2018	$23.14	.16	1.32	1.48	—	—	—	$24.62	6.40	$10,634	1.72	.65	61
June 30, 2017	19.93	.17	3.57	3.74	(.53)	(.53)	—	23.14	19.14	10,977	1.73	.80	67
June 30, 2016	23.64	.19	(3.43)	(3.24)	(.47)	(.47)	—	19.93	(13.87)	10,247	1.77[f]	.90[f]	77
June 30, 2015	24.64	.15	(1.05)	(.90)	(.10)	(.10)	—	23.64	(3.65)	15,078	1.76	.66	69
June 30, 2014	19.72	.08	4.88	4.96	(.07)	(.07)	.03[g]	24.64	25.30	18,269	1.80	.33	67
Class R
June 30, 2018	$23.37	.22	1.34	1.56	(.05)	(.05)	—	$24.88	6.66	$3,446	1.47	.87	61
June 30, 2017	20.15	.23	3.59	3.82	(.60)	(.60)	—	23.37	19.39	3,671	1.48	1.08	67
June 30, 2016	23.87	.27	(3.49)	(3.22)	(.50)	(.50)	—	20.15	(13.66)	2,962	1.52[f]	1.23[f]	77
June 30, 2015	24.90	.23	(1.08)	(.85)	(.18)	(.18)	—	23.87	(3.37)	4,454	1.51	.99	69
June 30, 2014	19.94	.14	4.92	5.06	(.13)	(.13)	.03[g]	24.90	25.57	3,478	1.55	.59	67
Class R5
June 30, 2018	$24.15	.41	1.36	1.77	(.11)	(.11)	—	$25.81	7.30	$1,946.89		1.57	61
June 30, 2017	20.79	.23[e]	3.85	4.08	(.72)	(.72)	—	24.15	20.14	1,452.89		1.07[e]	67
June 30, 2016	24.66	.40	(3.60)	(3.20)	(.67)	(.67)	—	20.79	(13.18)	16,211	.96[f]	1.81[f]	77
June 30, 2015	25.72	.44	(1.19)	(.75)	(.31)	(.31)	—	24.66	(2.84)	19,900.96		1.79	69
June 30, 2014	20.58	.63[h]	4.73	5.36	(.26)	(.26)	.04[g]	25.72	26.28	8,002.98		2.48[h]	67

See notes to financial highlights at the end of this section.

The accompanying notes are an integral part of these financial statements.

34 International Equity Fund	International Equity Fund 35

Financial highlights cont.

	INVESTMENT OPERATIONS				LESS DISTRIBUTIONS					RATIOS AND SUPPLEMENTAL DATA
												Ratio of net
	Net asset		Net realized								Ratio	investment
	value,		and unrealized	Total from			Non-recurring	Net asset	Total return	Net assets,	of expenses	income (loss)	Portfolio
	beginning	Net investment	gain (loss)	investment	From	Total	reimburse-	value, end	at net asset	end of period	to average	to average	turnover
Period ended	of period	income (loss)[a]	on investments	operations	net investment income	distributions	ments	of period	value (%)[b]	(in thousands)	net assets (%)[c]	net assets (%)	(%)
Class R6
June 30, 2018	$24.19	.43	1.36	1.79	(.20)	(.20)	—	$25.78	7.36	$107,395.79		1.64	61
June 30, 2017	20.82	.41	3.70	4.11	(.74)	(.74)	—	24.19	20.29	91,020.79		1.83	67
June 30, 2016	24.69	.59	(3.77)	(3.18)	(.69)	(.69)	—	20.82	(13.08)	66,136	.86[f]	2.75[f]	77
June 30, 2015	25.74	.39	(1.12)	(.73)	(.32)	(.32)	—	24.69	(2.75)	17,443.86		1.61	69
June 30, 2014	20.59	.31	5.08	5.39	(.28)	(.28)	.04[g]	25.74	26.44	17,762.88		1.28	67
Class Y
June 30, 2018	$24.09	.40	1.34	1.74	(.16)	(.16)	—	$25.67	7.19	$180,977.97		1.53	61
June 30, 2017	20.74	.36	3.69	4.05	(.70)	(.70)	—	24.09	20.07	120,283.98		1.61	67
June 30, 2016	24.61	.40	(3.60)	(3.20)	(.67)	(.67)	—	20.74	(13.23)	93,588	1.02[f]	1.79[f]	77
June 30, 2015	25.66	.36	(1.12)	(.76)	(.29)	(.29)	—	24.61	(2.91)	92,613	1.01	1.49	69
June 30, 2014	20.52	.26	5.07	5.33	(.23)	(.23)	.04[g]	25.66	26.21	64,196	1.05	1.09	67

a Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

b Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

c Includes amounts paid through expense offset and brokerage/service arrangements, if any (Note 2). Also excludes acquired fund fees and expenses, if any.

d The net investment income ratio and per share amount shown for the period ended June 30, 2018 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

e The net investment income ratio and per share amount shown for the period ended June 30, 2017 may not correspond with the expected class specific differences for the period due to the timing of redemptions out of the class.

f Reflects a voluntary waiver of certain fund expenses in effect during the period. As a result of such waivers, the expenses of each class reflect a reduction of less than 0.01% as a percentage of average net assets.

g Reflects a non-recurring reimbursement pursuant to a settlement between the Securities and Exchange Commission (the SEC) and Morgan Stanley & Co. which amounted to the following per share outstanding on November 27, 2013.

Per share
Class A	$0.03
Class B	0.03
Class C	0.03
Class M	0.03
Class R	0.03
Class R5	0.04
Class R6	0.04
Class Y	0.04

h The net investment income ratio and per share amount shown for the period ended June 30, 2014 may not correspond with the expected class specific differences for the period due to the timing of subscriptions into the class.

The accompanying notes are an integral part of these financial statements.

36 International Equity Fund	International Equity Fund 37

Notes to financial statements 6/30/18

Within the following Notes to financial statements, references to “State Street” represent State Street Bank and Trust Company, references to “the SEC” represent the Securities and Exchange Commission, references to “Putnam Management” represent Putnam Investment Management, LLC, the fund’s manager, an indirect wholly-owned subsidiary of Putnam Investments, LLC and references to “OTC”, if any, represent over-the-counter. Unless otherwise noted, the “reporting period” represents the period from July 1, 2017 through June 30, 2018.

Putnam International Equity Fund (the fund) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The goal of the fund is to seek capital appreciation. The fund invests mainly in common stocks (growth or value stocks or both) of large and midsize companies outside the United States that Putnam Management believes have favorable investment potential. For example, the fund may purchase stocks of companies with stock prices that reflect a value lower than that which Putnam Management places on the company. Under normal circumstances, Putnam Management invests at least 80% of the fund’s net assets in equity investments. This policy may be changed only after 60 days’ notice to shareholders. Putnam Management may also consider other factors that it believes will cause the stock price to rise. The fund invests mainly in developed countries, but may invest in emerging markets. Putnam Management may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Putnam Management may also use derivatives, such as futures, options, certain foreign currency transactions, warrants and swap contracts, for both hedging and non-hedging purposes.

The fund offers class A, class B, class C, class M, class R, class R5, class R6 and class Y shares. The fund registered class T shares in February 2017, however, as of the date of this report, class T shares had not commenced operations and are not available for purchase. Purchases of class B shares are closed to new and existing investors except by exchange from class B shares of another Putnam fund or through dividend and/or capital gains reinvestment. Class A and class M shares are sold with a maximum front-end sales charge of 5.75% and 3.50%, respectively. Class A shares generally are not subject to a contingent deferred sales charge, and class M, class R, class R5, class R6 and class Y shares are not subject to a contingent deferred sales charge. Class B shares, which convert to class A shares after approximately eight years, are not subject to a front-end sales charge and are subject to a contingent deferred sales charge if those shares are redeemed within six years of purchase. Class C shares are subject to a one-year 1.00% contingent deferred sales charge and generally convert to class A shares after approximately ten years. Prior to April 1, 2018, class C shares did not convert to class A shares. Class R shares, which are not available to all investors, are sold at net asset value. The expenses for class A, class B, class C, class M and class R shares may differ based on the distribution fee of each class, which is identified in Note 2. Class R5, class R6 and class Y shares, which are sold at net asset value, are generally subject to the same expenses as class A, class B, class C, class M and class R shares, but do not bear a distribution fee and in the case of class R5 and class R6 shares, bear a lower investor servicing fee, which is identified in Note 2. Class R5, class R6 and class Y shares are not available to all investors.

In the normal course of business, the fund enters into contracts that may include agreements to indemnify another party under given circumstances. The fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been, made against the fund. However, the fund’s management team expects the risk of material loss to be remote.

The fund has entered into contractual arrangements with an investment adviser, administrator, distributor, shareholder servicing agent and custodian, who each provide services to the fund. Unless expressly stated otherwise, shareholders are not parties to, or intended beneficiaries of these contractual arrangements, and these contractual arrangements are not intended to create any shareholder right to enforce them against the service providers or to seek any remedy under them against the service providers, either directly or on behalf of the fund.

Under the fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Putnam Funds, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant accounting policies

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the

38 International Equity Fund

reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates. Subsequent events after the Statement of assets and liabilities date through the date that the financial statements were issued have been evaluated in the preparation of the financial statements.

Investment income, realized and unrealized gains and losses and expenses of the fund are borne pro-rata based on the relative net assets of each class to the total net assets of the fund, except that each class bears expenses unique to that class (including the distribution fees applicable to such classes). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. If the fund were liquidated, shares of each class would receive their pro-rata share of the net assets of the fund. In addition, the Trustees declare separate dividends on each class of shares.

Security valuation Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees. The Trustees have formed a Pricing Committee to oversee the implementation of these procedures and have delegated responsibility for valuing the fund’s assets in accordance with these procedures to Putnam Management. Putnam Management has established an internal Valuation Committee that is responsible for making fair value determinations, evaluating the effectiveness of the pricing policies of the fund and reporting to the Pricing Committee.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees or dealers selected by Putnam Management. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

Many securities markets and exchanges outside the U.S. close prior to the scheduled close of the New York Stock Exchange and therefore the closing prices for securities in such markets or on such exchanges may not fully reflect events that occur after such close but before the scheduled close of the New York Stock Exchange. Accordingly, on certain days, the fund will fair value certain foreign equity securities taking into account multiple factors including movements in the U.S. securities markets, currency valuations and comparisons to the valuation of American Depository Receipts, exchange-traded funds and futures contracts. The foreign equity securities, which would generally be classified as Level 1 securities, will be transferred to Level 2 of the fair value hierarchy when they are valued at fair value. The number of days on which fair value prices will be used will depend on market activity and it is possible that fair value prices will be used by the fund to a significant extent. At the close of the reporting period, fair value pricing was used for certain foreign securities in the portfolio. Securities quoted in foreign currencies, if any, are translated into U.S. dollars at the current exchange rate.

To the extent a pricing service or dealer is unable to value a security or provides a valuation that Putnam Management does not believe accurately reflects the security’s fair value, the security will be valued at fair value by Putnam Management in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Valuation Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities

International Equity Fund 39

is generally determined as the amount that the fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

Security transactions and related investment income Security transactions are recorded on the trade date (the date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

All premiums/discounts are amortized/accreted on a yield-to-maturity basis.

Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The fair value of foreign securities, currency holdings, and other assets and liabilities is recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of assets and liabilities other than investments at the period end, resulting from changes in the exchange rate.

Forward currency contracts The fund buys and sells forward currency contracts, which are agreements between two parties to buy and sell currencies at a set price on a future date. These contracts are used to hedge foreign exchange risk.

The U.S. dollar value of forward currency contracts is determined using current forward currency exchange rates supplied by a quotation service. The fair value of the contract will fluctuate with changes in currency exchange rates. The contract is marked to market daily and the change in fair value is recorded as an unrealized gain or loss. The fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed when the contract matures or by delivery of the currency. The fund could be exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the fund is unable to enter into a closing position. Risks may exceed amounts recognized on the Statement of assets and liabilities.

Forward currency contracts outstanding at period end, if any, are listed after the fund’s portfolio.

Master agreements The fund is a party to ISDA (International Swaps and Derivatives Association, Inc.) Master Agreements (Master Agreements) with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the fund is held in a segregated account by the fund’s custodian and, with respect to those amounts which can be sold or repledged, is presented in the fund’s portfolio. Collateral posted to the fund which cannot be sold or repledged totaled $1,654,025 at the close of the reporting period.

Collateral pledged by the fund is segregated by the fund’s custodian and identified in the fund’s portfolio. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the fund and the applicable counterparty. Collateral requirements are determined based on the fund’s net position with each counterparty.

Termination events applicable to the fund may occur upon a decline in the fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a

40 International Equity Fund

decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the fund’s counterparties to elect early termination could impact the fund’s future derivative activity.

At the close of the reporting period, the fund had a net liability position of $829,917 on open derivative contracts subject to the Master Agreements. Collateral posted by the fund at period end for these agreements totaled $569,863 and may include amounts related to unsettled agreements.

Securities lending The fund may lend securities, through its agent, to qualified borrowers in order to earn additional income. The loans are collateralized by cash in an amount at least equal to the fair value of the securities loaned. The fair value of securities loaned is determined daily and any additional required collateral is allocated to the fund on the next business day. The remaining maturities of the securities lending transactions are considered overnight and continuous. The risk of borrower default will be borne by the fund’s agent; the fund will bear the risk of loss with respect to the investment of the cash collateral. Income from securities lending, net of expenses, is included in investment income on the Statement of operations. Cash collateral is invested in Putnam Cash Collateral Pool, LLC, a limited liability company managed by an affiliate of Putnam Management. Investments in Putnam Cash Collateral Pool, LLC are valued at its closing net asset value each business day. There are no management fees charged to Putnam Cash Collateral Pool, LLC. At the close of the reporting period, the fund received cash collateral of $7,440,075 and the value of securities loaned amounted to $7,180,011.

Interfund lending The fund, along with other Putnam funds, may participate in an interfund lending program pursuant to an exemptive order issued by the SEC. This program allows the fund to borrow from or lend to other Putnam funds that permit such transactions. Interfund lending transactions are subject to each fund’s investment policies and borrowing and lending limits. Interest earned or paid on the interfund lending transaction will be based on the average of certain current market rates. During the reporting period, the fund did not utilize the program.

Lines of credit The fund participates, along with other Putnam funds, in a $317.5 million unsecured committed line of credit and a $235.5 million unsecured uncommitted line of credit, both provided by State Street. Borrowings may be made for temporary or emergency purposes, including the funding of shareholder redemption requests and trade settlements. Interest is charged to the fund based on the fund’s borrowing at a rate equal to 1.25% plus the higher of (1) the Federal Funds rate and (2) the overnight LIBOR for the committed line of credit and the Federal Funds rate plus 1.30% for the uncommitted line of credit. A closing fee equal to 0.04% of the committed line of credit plus a $25,000 flat fee and 0.04% of the uncommitted line of credit has been paid by the participating funds. In addition, a commitment fee of 0.21% per annum on any unutilized portion of the committed line of credit is allocated to the participating funds based on their relative net assets and paid quarterly. During the reporting period, the fund had no borrowings against these arrangements.

Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

The fund may also be subject to taxes imposed by governments of countries in which it invests. Such taxes are generally based on either income or gains earned or repatriated. The fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains as income and/or capital gains are earned. In some cases, the fund may be entitled to reclaim all or a portion of such taxes, and such reclaim amounts, if any, are reflected as an asset on the fund’s books. In many cases, however, the fund may not receive such amounts for an extended period of time, depending on the country of investment.

Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in

International Equity Fund 41

accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from foreign currency gains and losses, from the expiration of a capital loss carryover and from realized gains and losses on passive foreign investment companies. Reclassifications are made to the fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. At the close of the reporting period, the fund reclassified $1,193,019 to decrease undistributed net investment income, $942,690,144 to decrease paid-in capital and $943,883,163 to decrease accumulated net realized loss.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Unrealized appreciation	$127,181,795
Unrealized depreciation	(44,150,730)
Net unrealized appreciation	83,031,065
Undistributed ordinary income	6,342,909
Cost for federal income tax purposes	$909,225,038

Note 2: Management fee, administrative services and other transactions

The fund pays Putnam Management a management fee (base fee) (based on the fund’s average net assets and computed and paid monthly) at annual rates that may vary based on the average of the aggregate net assets of all open-end mutual funds sponsored by Putnam Management (excluding net assets of funds that are invested in, or that are invested in by, other Putnam funds to the extent necessary to avoid “double counting” of those assets). Such annual rates may vary as follows:

0.850%	of the first $5 billion,	0.650%	of the next $50 billion,
0.800%	of the next $5 billion,	0.630%	of the next $50 billion,
0.750%	of the next $10 billion,	0.620%	of the next $100 billion and
0.700%	of the next $10 billion,	0.615%	of any excess thereafter.

In addition, the monthly management fee consists of the monthly base fee plus or minus a performance adjustment for the month. The performance adjustment is determined based on performance over the thirty-six month period then ended. Each month, the performance adjustment is calculated by multiplying the performance adjustment rate and the fund’s average net assets over the performance period and dividing the result by twelve. The resulting dollar amount is added to, or subtracted from the base fee for that month. The performance adjustment rate is equal to 0.03 multiplied by the difference between the fund’s annualized performance (measured by the fund’s class A shares) and the annualized performance of the MSCI EAFE Index (Net Dividends) each measured over the performance period. The maximum annualized performance adjustment rate is +/– 0.15%. The monthly base fee is determined based on the fund’s average net assets for the month, while the performance adjustment is determined based on the fund’s average net assets over the performance period of up to thirty-six months. This means it is possible that, if the fund underperforms significantly over the performance period, and the fund’s assets have declined significantly over that period, the negative performance adjustment may exceed the base fee. In this event, Putnam Management would make a payment to the fund.

Because the performance adjustment is based on the fund’s performance relative to its applicable benchmark index, and not its absolute performance, the performance adjustment could increase Putnam Management’s fee even if the fund’s shares lose value during the performance period provided that the fund outperformed its benchmark index, and could decrease Putnam Management’s fee even if the fund’s shares increase in value during the performance period provided that the fund underperformed its benchmark index.

For the reporting period, the base fee represented an effective rate (excluding the impact from any expense waivers in effect) of 0.693% of the fund’s average net assets before a decrease of $177,418 (0.018% of the fund’s average net assets) based on performance.

Putnam Management has contractually agreed, through October 30, 2019, to waive fees and/or reimburse the fund’s expenses to the extent necessary to limit the cumulative expenses of the fund, exclusive of brokerage, interest, taxes, investment-related expenses, extraordinary expenses, acquired fund fees and expenses and

42 International Equity Fund

payments under the fund’s investor servicing contract, investment management contract and distribution plan, on a fiscal year-to-date basis to an annual rate of 0.20% of the fund’s average net assets over such fiscal year-to-date period. During the reporting period, the fund’s expenses were not reduced as a result of this limit.

Putnam Investments Limited (PIL), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund as determined by Putnam Management from time to time. Putnam Management pays a quarterly sub-management fee to PIL for its services at an annual rate of 0.35% of the average net assets of the portion of the fund managed by PIL.

The Putnam Advisory Company, LLC (PAC), an affiliate of Putnam Management, is authorized by the Trustees to manage a separate portion of the assets of the fund, as designated from time to time by Putnam Management or PIL. PAC did not manage any portion of the assets of the fund during the reporting period. If Putnam Management or PIL were to engage the services of PAC, Putnam Management or PIL, as applicable, would pay a quarterly sub-advisory fee to PAC for its services at the annual rate of 0.35% of the average net assets of the portion of the fund’s assets for which PAC is engaged as sub-adviser.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund’s assets are provided by State Street. Custody fees are based on the fund’s asset level, the number of its security holdings and transaction volumes.

Putnam Investor Services, Inc., an affiliate of Putnam Management, provides investor servicing agent functions to the fund. Putnam Investor Services, Inc. received fees for investor servicing for class A, class B, class C, class M, class R and class Y shares that included (1) a per account fee for each direct and underlying non-defined contribution account (retail account) of the fund; (2) a specified rate of the fund’s assets attributable to defined contribution plan accounts; and (3) a specified rate based on the average net assets in retail accounts. Putnam Investor Services, Inc. has agreed that the aggregate investor servicing fees for each fund’s retail and defined contribution accounts for these share classes will not exceed an annual rate of 0.25% of the fund’s average assets attributable to such accounts.

Class R5 shares paid a monthly fee based on the average net assets of class R5 shares at an annual rate of 0.15%.

Class R6 shares paid a monthly fee based on the average net assets of class R6 shares at an annual rate of 0.05%.

During the reporting period, the expenses for each class of shares related to investor servicing fees were as follows:

Class A	$1,571,438	Class R5	2,747
Class B	17,866	Class R6	51,873
Class C	85,278	Class Y	361,310
Class M	26,099	Total	$2,125,693
Class R	9,082

The fund has entered into expense offset arrangements with Putnam Investor Services, Inc. and State Street whereby Putnam Investor Services, Inc.’s and State Street’s fees are reduced by credits allowed on cash balances. The fund also reduced expenses through brokerage/service arrangements. For the reporting period, the fund’s expenses were reduced by $1,716 under the expense offset arrangements and by $37,021 under the brokerage/service arrangements.

Each Independent Trustee of the fund receives an annual Trustee fee, of which $777, as a quarterly retainer, has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees also are reimbursed for expenses they incur relating to their services as Trustees.

The fund has adopted a Trustee Fee Deferral Plan (the Deferral Plan) which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the Pension Plan) covering all Trustees of the fund who have served as a Trustee for at least five years and were first elected prior to 2004. Benefits under the Pension Plan are equal to 50% of the Trustee’s average annual attendance and retainer fees for the three years ended December 31, 2005. The retirement benefit is payable during a Trustee’s lifetime, beginning

International Equity Fund 43

the year following retirement, for the number of years of service through December 31, 2006. Pension expense for the fund is included in Trustee compensation and expenses in the Statement of operations. Accrued pension liability is included in Payable for Trustee compensation and expenses in the Statement of assets and liabilities. The Trustees have terminated the Pension Plan with respect to any Trustee first elected after 2003.

The fund has adopted distribution plans (the Plans) with respect to the following share classes pursuant to Rule 12b–1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management Limited Partnership, an indirect wholly-owned subsidiary of Putnam Investments, LLC, for services provided and expenses incurred in distributing shares of the fund. The Plans provide payments by the fund to Putnam Retail Management Limited Partnership at an annual rate of up to the following amounts (Maximum %) of the average net assets attributable to each class. The Trustees have approved payment by the fund at the following annual rate (Approved %) of the average net assets attributable to each class. During the reporting period, the class-specific expenses related to distribution fees were as follows:

	Maximum %	Approved %	Amount
Class A	0.35%	0.25%	$1,717,906
Class B	1.00%	1.00%	78,053
Class C	1.00%	1.00%	371,908
Class M	1.00%	0.75%	85,587
Class R	1.00%	0.50%	19,857
Total			$2,273,311

For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received net commissions of $50,794 and $919 from the sale of class A and class M shares, respectively, and received $4,078 and $468 in contingent deferred sales charges from redemptions of class B and class C shares, respectively.

A deferred sales charge of up to 1.00% is assessed on certain redemptions of class A shares. For the reporting period, Putnam Retail Management Limited Partnership, acting as underwriter, received $19 on class A redemptions.

Note 3: Purchases and sales of securities

During the reporting period, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$598,881,406	$614,688,400
U.S. government securities (Long-term)	—	—
Total	$598,881,406	$614,688,400

The fund may purchase or sell investments from or to other Putnam funds in the ordinary course of business, which can reduce the fund’s transaction costs, at prices determined in accordance with SEC requirements and policies approved by the Trustees. During the reporting period, purchases or sales of long-term securities from or to other Putnam funds, if any, did not represent more than 5% of the fund’s total cost of purchases and/or total proceeds from sales.

Note 4: Capital shares

At the close of the reporting period, there were an unlimited number of shares of beneficial interest authorized. Transactions, including, if applicable, direct exchanges pursuant to share conversions, in capital shares were as follows:

44 International Equity Fund

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class A	Shares	Amount	Shares	Amount
Shares sold	2,389,913	$61,901,346	1,548,372	$34,232,873
Shares issued in connection with
reinvestment of distributions	80,670	2,099,835	837,410	17,275,778
	2,470,583	64,001,181	2,385,782	51,508,651
Shares repurchased	(3,884,141)	(100,526,450)	(6,416,437)	(139,835,095)
Net decrease	(1,413,558)	$(36,525,269)	(4,030,655)	$(88,326,444)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class B	Shares	Amount	Shares	Amount
Shares sold	19,044	$465,092	26,659	$551,109
Shares issued in connection with
reinvestment of distributions	—	—	9,736	191,995
	19,044	465,092	36,395	743,104
Shares repurchased	(111,298)	(2,718,144)	(188,266)	(3,903,921)
Net decrease	(92,254)	$(2,253,052)	(151,871)	$(3,160,817)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class C	Shares	Amount	Shares	Amount
Shares sold	175,026	$4,416,226	113,707	$2,391,401
Shares issued in connection with
reinvestment of distributions	—	—	44,390	886,475
	175,026	4,416,226	158,097	3,277,876
Shares repurchased	(1,328,358)	(33,345,000)	(743,458)	(15,984,263)
Net decrease	(1,153,332)	$(28,928,774)	(585,361)	$(12,706,387)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class M	Shares	Amount	Shares	Amount
Shares sold	40,551	$1,016,268	47,189	$1,003,840
Shares issued in connection with
reinvestment of distributions	—	—	11,588	233,044
	40,551	1,016,268	58,777	1,236,884
Shares repurchased	(82,981)	(2,057,904)	(98,540)	(2,082,987)
Net decrease	(42,430)	$(1,041,636)	(39,763)	$(846,103)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class R	Shares	Amount	Shares	Amount
Shares sold	36,437	$924,053	62,334	$1,371,404
Shares issued in connection with
reinvestment of distributions	194	4,951	3,264	66,226
	36,631	929,004	65,598	1,437,630
Shares repurchased	(55,225)	(1,430,820)	(55,575)	(1,178,749)
Net increase (decrease)	(18,594)	$(501,816)	10,023	$258,881

International Equity Fund 45

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class R5	Shares	Amount	Shares	Amount
Shares sold	51,805	$1,352,724	49,994	$1,101,202
Shares issued in connection with
reinvestment of distributions	297	7,843	26,574	555,393
	52,102	1,360,567	76,568	1,656,595
Shares repurchased	(36,824)	(967,800)	(796,097)	(17,850,204)
Net increase (decrease)	15,278	$392,767	(719,529)	$(16,193,609)

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class R6	Shares	Amount	Shares	Amount
Shares sold	932,340	$24,856,990	1,244,603	$28,153,818
Shares issued in connection with
reinvestment of distributions	28,589	754,742	110,061	2,302,466
	960,929	25,611,732	1,354,664	30,456,284
Shares repurchased	(558,788)	(14,701,232)	(767,766)	(16,970,855)
Net increase	402,141	$10,910,500	586,898	$13,485,429

	YEAR ENDED 6/30/18		YEAR ENDED 6/30/17
Class Y	Shares	Amount	Shares	Amount
Shares sold	3,409,447	$89,711,734	2,724,845	$59,825,020
Shares issued in connection with
reinvestment of distributions	32,314	849,860	144,269	3,008,009
	3,441,761	90,561,594	2,869,114	62,833,029
Shares repurchased	(1,384,472)	(36,195,937)	(2,387,265)	(52,786,536)
Net increase	2,057,289	$54,365,657	481,849	$10,046,493

Note 5: Affiliated transactions

Transactions during the reporting period with any company which is under common ownership or control were as follows:

					Shares
					outstanding
					and fair
	Fair value as	Purchase	Sale	Investment	value as
Name of affiliate	of 6/30/17	cost	proceeds	income	of 6/30/18
Short-term investments
Putnam Cash Collateral
Pool, LLC*	$18,354,575	$180,506,128	$191,420,628	$186,812	$7,440,075
Putnam Short Term
Investment Fund**	8,703,302	275,772,226	273,352,358	264,603	11,123,170
Total Short-term
investments	$27,057,877	$456,278,354	$464,772,986	$451,415	$18,563,245

* No management fees are charged to Putnam Cash Collateral Pool, LLC (Note 1). Investment income shown is included in securities lending income on the Statement of operations. There were no realized or unrealized gains or losses during the period.

** Management fees charged to Putnam Short Term Investment Fund have been waived by Putnam Management. There were no realized or unrealized gains or losses during the period.

46 International Equity Fund

Note 6: Market, credit and other risks

In the normal course of business, the fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the contracting party to the transaction to perform (credit risk). The fund may be exposed to additional credit risk that an institution or other entity with which the fund has unsettled or open transactions will default. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations.

Note 7: Summary of derivative activity

The volume of activity for the reporting period for any derivative type that was held during the period is listed below and was based on an average of the holdings at the end of each fiscal quarter:

Forward currency contracts (contract amount)	$372,200,000

The following is a summary of the fair value of derivative instruments as of the close of the reporting period:

Fair value of derivative instruments as of the close of the reporting period
	ASSET DERIVATIVES		LIABILITY DERIVATIVES
Derivatives not
accounted for as	Statement of		Statement of
hedging instruments	assets and		assets and
under ASC 815	liabilities location	Fair value	liabilities location	Fair value
Foreign exchange
contracts	Receivables	$3,195,506	Payables	$1,961,245
Total		$3,195,506		$1,961,245

The following is a summary of realized and change in unrealized gains or losses of derivative instruments in the Statement of operations for the reporting period (Note 1):

Amount of realized gain or (loss) on derivatives recognized in net gain or (loss) on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$(7,541,763)	$(7,541,763)
Total	$(7,541,763)	$(7,541,763)

Change in unrealized appreciation or (depreciation) on derivatives recognized in net gain or (loss)
on investments
Derivatives not accounted for as	Forward currency
hedging instruments under ASC 815	contracts	Total
Foreign exchange contracts	$767,299	$767,299
Total	$767,299	$767,299

International Equity Fund 47

Note 8: Offsetting of financial and derivative assets and liabilities

The following table summarizes any derivatives, repurchase agreements and reverse repurchase agreements, at the end of the reporting period, that are subject to an enforceable master netting agreement or similar agreement. For securities lending transactions or borrowing transactions associated with securities sold short, if any, see Note 1. For financial reporting purposes, the fund does not offset financial assets and financial liabilities that are subject to the master netting agreements in the Statement of assets and liabilities.

	Bank of America N.A.	Barclays Bank PLC	Citibank, N.A.	Credit Suisse International	Goldman Sachs International	HSBC Bank USA, National Association	JPMorgan Chase Bank N.A.	NatWest Markets PLC	State Street Bank and Trust Co.	WestPac Banking Corp.	Total
Assets:
Forward currency contracts#	$210,304	$—	$143,414	$19,817	$1,670,294	$2,387	$983,410	$—	$16,074	$149,806	$3,195,506
Total Assets	$210,304	$—	$143,414	$19,817	$1,670,294	$2,387	$983,410	$—	$16,074	$149,806	$3,195,506
Liabilities:
Forward currency contracts#	139,684	122,255	267,342	85,693	81,779	112,683	728,173	3,389	420,247	—	1,961,245
Total Liabilities	$139,684	$122,255	$267,342	$85,693	$81,779	$112,683	$728,173	$3,389	$420,247	$—	$1,961,245
Total Financial and Derivative Net Assets	$70,620	$(122,255)	$(123,928)	$(65,876)	$1,588,515	$(110,296)	$255,237	$(3,389)	$(404,173)	$149,806	$1,234,261
Total collateral received (pledged)†##	$70,620	$(122,255)	$(12,979)	$—	$1,588,515	$(100,798)	$255,237	$—	$(231,536)	$—
Net amount	$—	$—	$(110,949)	$(65,876)	$—	$(9,498)	$—	$(3,389)	$(172,637)	$149,806
Controlled collateral received (including TBA
commitments)**	$125,884	$—	$—	$—	$—	$—	$266,000	$—	$—	$—	$391,884
Uncontrolled collateral received	$—	$—	$—	$—	$1,654,025	$—	$—	$—	$—	$—	$1,654,025
Collateral (pledged) (including TBA commitments)**	$—	$(224,550)	$(12,979)	$—	$—	$(100,798)	$—	$—	$(231,536)	$—	$(569,863)

** Included with Investments in securities on the Statement of assets and liabilities.

† Additional collateral may be required from certain brokers based on individual agreements.

# Covered by master netting agreement (Note 1).

## Any over-collateralization of total financial and derivative net assets is not shown. Collateral may include amounts related to unsettled agreements.

Federal tax information (Unaudited)

For the reporting period, total interest and dividend income from foreign countries were $25,825,414, or $0.66 per share (for all classes of shares). Taxes paid to foreign countries were $2,616,395, or $0.07 per share (for all classes of shares).

The fund designated 1.14% of ordinary income distributions as qualifying for the dividends received deduction for corporations.

For the reporting period, the fund hereby designates 100%, or the maximum amount allowable, of its taxable ordinary income distributions as qualified dividends taxed at the individual net capital gain rates.

For the reporting period, pursuant to §871(k) of the Internal Revenue Code, the fund hereby designates $46,664 of distributions paid as qualifying to be taxed as interest-related dividends, and no monies to be taxed as short-term capital gain dividends for nonresident alien shareholders.

The Form 1099 that will be mailed to you in January 2019 will show the tax status of all distributions paid to your account in calendar 2018.

48 International Equity Fund	International Equity Fund 49

About the Trustees

INDEPENDENT TRUSTEES

Liaquat Ahamed

Born 1952, Trustee since 2012

Principal occupations during past five years: Pulitzer Prize-winning author of *Lords of Finance: The Bankers Who Broke the World*, whose articles on economics have appeared in such publications as the *New York Times*, *Foreign Affairs*, and the *Financial Times*. Director of Aspen Insurance Co., a New York Stock Exchange company, and Chair of the Aspen Board's Investment Committee. Trustee of the Brookings Institution.

Other directorships: The Rohatyn Group, an emerging-market fund complex that manages money for institutions

Ravi Akhoury

Born 1947, Trustee since 2009

Principal occupations during past five years: Trustee of American India Foundation and of the Rubin Museum. From 1992 to 2007, was Chairman and CEO of MacKay Shields, a multi-product investment management firm.

Other directorships: RAGE Frameworks, Inc., a private software company; English Helper, Inc., a private software company

Barbara M. Baumann

Born 1955, Trustee since 2010

Principal occupations during past five years: President and Owner of Cross Creek Energy Corporation, a strategic consultant to domestic energy firms and direct investor in energy projects. Current Board member of The Denver Foundation. Former Chair and current Board member of Girls Incorporated of Metro Denver. Member of the Finance Committee, the Children's Hospital of Colorado.

Other directorships: Buckeye Partners, L.P., a publicly traded master limited partnership focused on pipeline transport, storage, and distribution of petroleum products; Devon Energy Corporation, a leading independent natural gas and oil exploration and production company

Katinka Domotorffy

Born 1975, Trustee since 2012

Principal occupations during past five years: Voting member of the Investment Committees of the Anne Ray Charitable Trust and Margaret A. Cargill Foundation, part of the Margaret A. Cargill Philanthropies. Until 2011, Partner, Chief Investment Officer, and Global Head of Quantitative Investment Strategies at Goldman Sachs Asset Management.

Other directorships: Reach Out and Read of Greater New York, an organization dedicated to promoting childhood literacy; Great Lakes Science Center; College Now Greater Cleveland

Catharine Bond Hill

Born 1954, Trustee since 2017

Principal occupations during past five years: Managing Director of Ithaka S+R, a not-for-profit service that helps the academic community navigate economic and technological change. From 2006 to 2016, served as the 10th President of Vassar College. Prior to 2006, was Provost of Williams College.

Other directorships: Director of Yale-NUS College; Alumni Fellow to the Yale Corporation

Dr. Paul L. Joskow

Born 1947, Trustee since 1997

Principal occupations during past five years: Elizabeth and James Killian Professor of Economics, Emeritus at the Massachusetts Institute of Technology (MIT). Until 2017, President of the Alfred P. Sloan Foundation, a philanthropic institution focused primarily on research and education issues related to science, technology, and economic performance. Prior to 2007, served as the Director of the Center for Energy and Environmental Policy Research at MIT. Prior to 1998, served as Head of the Department of Economics at MIT.

Other directorships: Yale University; Exelon Corporation, an energy company focused on power services; Boston Symphony Orchestra; Prior to April 2013, served as Director of TransCanada Corporation and TransCanada Pipelines Ltd., energy companies focused on natural gas transmission, oil pipelines and power services

50 International Equity Fund

* Mr. Reynolds is an “interested person” (as defined in the Investment Company Act of 1940) of the fund and Putnam Investments. He is President and Chief Executive Officer of Putnam Investments, as well as the President of your fund and each of the other Putnam funds.

The address of each Trustee is One Post Office Square, Boston, MA 02109.

As of June 30, 2018, there were 102 Putnam funds. All Trustees serve as Trustees of all Putnam funds.

Each Trustee serves for an indefinite term, until his or her resignation, retirement at age 75, removal, or death.

International Equity Fund 51

Officers

In addition to Robert L. Reynolds, the other officers of the fund are shown below:

Jonathan S. Horwitz (Born 1955)	Susan G. Malloy (Born 1957)
Executive Vice President, Principal Executive Officer,	Vice President and Assistant Treasurer
and Compliance Liaison	Since 2007
Since 2004	Head of Accounting, Middle Office, & Control Services,
Putnam Investments and Putnam Management
Robert T. Burns (Born 1961)
Vice President and Chief Legal Officer	Mark C. Trenchard (Born 1962)
Since 2011	Vice President and BSA Compliance Officer
General Counsel, Putnam Investments,	Since 2002
Putnam Management, and Putnam Retail Management	Director of Operational Compliance, Putnam
Investments and Putnam Retail Management
James F. Clark (Born 1974)
Vice President and Chief Compliance Officer	Nancy E. Florek (Born 1957)
Since 2016	Vice President, Director of Proxy Voting and Corporate
Chief Compliance Officer, Putnam Investments	Governance, Assistant Clerk, and Assistant Treasurer
and Putnam Management	Since 2000

Michael J. Higgins (Born 1976)	Denere P. Poulack (Born 1968)
Vice President, Treasurer, and Clerk	Assistant Vice President, Assistant Clerk,
Since 2010	and Assistant Treasurer
Since 2004
Janet C. Smith (Born 1965)
Vice President, Principal Financial Officer, Principal
Accounting Officer, and Assistant Treasurer
Since 2007
Head of Fund Administration Services,
Putnam Investments and Putnam Management

The principal occupations of the officers for the past five years have been with the employers as shown above, although in some cases they have held different positions with such employers. The address of each officer is One Post Office Square, Boston, MA 02109.

52 International Equity Fund

Fund information

Founded over 80 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We manage over 100 funds across income, value, blend, growth, asset allocation, absolute return, and global sector categories.

Investment Manager	Trustees	Michael J. Higgins
Putnam Investment	Kenneth R. Leibler, Chair	Vice President, Treasurer,
Management, LLC	Liaquat Ahamed	and Clerk
One Post Office Square	Ravi Akhoury
Boston, MA 02109	Barbara M. Baumann	Janet C. Smith
	Katinka Domotorffy	Vice President,
Investment Sub-Advisors	Catharine Bond Hill	Principal Financial Officer,
Putnam Investments Limited	Paul L. Joskow	Principal Accounting Officer,
60 St James’s Street	Robert E. Patterson	and Assistant Treasurer
London, England SW1A 1ER	George Putnam, III
	Robert L. Reynolds	Susan G. Malloy
The Putnam Advisory Company, LLC	Manoj P. Singh	Vice President and
One Post Office Square		Assistant Treasurer
Boston, MA 02109	Officers
	Robert L. Reynolds	Mark C. Trenchard
Marketing Services	President	Vice President and
Putnam Retail Management		BSA Compliance Officer
One Post Office Square	Jonathan S. Horwitz
Boston, MA 02109	Executive Vice President,	Nancy E. Florek
	Principal Executive Officer,	Vice President, Director of
Custodian	and Compliance Liaison	Proxy Voting and Corporate
State Street Bank		Governance, Assistant Clerk,
and Trust Company	Robert T. Burns	and Assistant Treasurer
Vice President and
Legal Counsel	Chief Legal Officer	Denere P. Poulack
Ropes & Gray LLP		Assistant Vice President, Assistant
	James F. Clark	Clerk, and Assistant Treasurer
Independent Registered Public	Vice President and
Accounting Firm	Chief Compliance Officer
PricewaterhouseCoopers LLP

This report is for the information of shareholders of Putnam International Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, the most recent copy of Putnam’s Quarterly Performance Summary, and Putnam’s Quarterly Ranking Summary. For more recent performance, please visit putnam.com. Investors should carefully consider the investment objectives, risks, charges, and expenses of a fund, which are described in its prospectus. For this and other information or to request a prospectus or summary prospectus, call 1-800-225-1581 toll free. Please read the prospectus carefully before investing. The fund’s Statement of Additional Information contains additional information about the fund’s Trustees and is available without charge upon request by calling 1-800-225-1581.

Putnam INVESTMENTS

One Post Office Square
Boston, MA 02109

1-800-225-1581
putnam.com

Electronic service requested

PRSRT STD
U.S. POSTAGE PAID
BROCKTON, MA
PERMIT NO. 600

Go paperless: Log on to putnam.com or scan this code to update your mailing options.

AN009 311971 8/18

Item 2. Code of Ethics:

(a) The fund's principal executive, financial and accounting officers are employees of Putnam Investment Management, LLC, the Fund's investment manager. As such they are subject to a comprehensive Code of Ethics adopted and administered by Putnam Investments which is designed to protect the interests of the firm and its clients. The Fund has adopted a Code of Ethics which incorporates the Code of Ethics of Putnam Investments with respect to all of its officers and Trustees who are employees of Putnam Investment Management, LLC. For this reason, the Fund has not adopted a separate code of ethics governing its principal executive, financial and accounting officers.

Item 3. Audit Committee Financial Expert:

The Funds' Audit, Compliance and Distributions Committee is comprised solely of Trustees who are “independent” (as such term has been defined by the Securities and Exchange Commission (“SEC”) in regulations implementing Section 407 of the Sarbanes-Oxley Act (the “Regulations”)). The Trustees believe that each of the members of the Audit, Compliance and Distributions Committee also possess a combination of knowledge and experience with respect to financial accounting matters, as well as other attributes, that qualify them for service on the Committee. In addition, the Trustees have determined that each of Mr. Patterson, Ms. Baumann and Mr. Singh qualifies as an “audit committee financial expert” (as such term has been defined by the Regulations) based on their review of his or her pertinent experience and education. The SEC has stated, and the funds' amended and restated agreement and Declaration of Trust provides, that the designation or identification of a person as an audit committee financial expert pursuant to this Item 3 of Form N-CSR does not impose on such person any duties, obligations or liability that are greater than the duties, obligations and liability imposed on such person as a member of the Audit, Compliance and Distribution Committee and the Board of Trustees in the absence of such designation or identification.

Item 4. Principal Accountant Fees and Services:

The following table presents fees billed in each of the last two fiscal years for services rendered to the fund by the fund's independent auditor:

Fiscal year ended	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees

June 30, 2018	$90,474	$ —	$15,976	$1,363
June 30, 2017	$88,691	$ —	$28,961	$ —

For the fiscal years ended June 30, 2018 and June 30, 2017, the fund's independent auditor billed aggregate non-audit fees in the amounts of $613,402 and $380,854 respectively, to the fund, Putnam Management and any entity controlling, controlled by or under common control with Putnam Management that provides ongoing services to the fund.

Audit Fees represent fees billed for the fund's last two fiscal years relating to the audit and review of the financial statements included in annual reports and registration statements, and other services that are normally provided in connection with statutory and regulatory filings or engagements.

Audit-Related Fees represent fees billed in the fund's last two fiscal years for services traditionally performed by the fund's auditor, including accounting consultation for proposed transactions or concerning financial accounting and reporting standards and other audit or attest services not required by statute or regulation.

Tax Fees represent fees billed in the fund's last two fiscal years for tax compliance, tax planning and tax advice services. Tax planning and tax advice services include assistance with tax audits, employee benefit plans and requests for rulings or technical advice from taxing authorities.

All Other Fees represent fees billed for services relating to an analysis of fund profitability

Pre-Approval Policies of the Audit, Compliance and Distributions Committee. The Audit, Compliance and Distributions Committee of the Putnam funds has determined that, as a matter of policy, all work performed for the funds by the funds' independent auditors will be pre-approved by the Committee itself and thus will generally not be subject to pre-approval procedures.

The Audit, Compliance and Distributions Committee also has adopted a policy to pre-approve the engagement by Putnam Management and certain of its affiliates of the funds' independent auditors, even in circumstances where pre-approval is not required by applicable law. Any such requests by Putnam Management or certain of its affiliates are typically submitted in writing to the Committee and explain, among other things, the nature of the proposed engagement, the estimated fees, and why this work should be performed by that particular audit firm as opposed to another one. In reviewing such requests, the Committee considers, among other things, whether the provision of such services by the audit firm are compatible with the independence of the audit firm.

The following table presents fees billed by the fund's independent auditor for services required to be approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X.

Fiscal year ended	Audit-Related Fees	Tax Fees	All Other Fees	Total Non-Audit Fees

June 30, 2018	$ —	$600,294	$ —	$ —
June 30, 2017	$ —	$351,893	$ —	$ —

Item 5. Audit Committee of Listed Registrants

Not applicable

Item 6. Schedule of Investments:

The registrant's schedule of investments in unaffiliated issuers is included in the report to shareholders in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed-End Management Investment Companies:

Not applicable

Item 8. Portfolio Managers of Closed-End Investment Companies

Not Applicable

Item 9. Purchases of Equity Securities by Closed-End Management Investment Companies and Affiliated Purchasers:

Not applicable

Item 10. Submission of Matters to a Vote of Security Holders:

Not applicable

Item 11. Controls and Procedures:

(a) The registrant's principal executive officer and principal financial officer have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the design and operation of such procedures are generally effective to provide reasonable assurance that information required to be disclosed by the registrant in this report is recorded, processed, summarized and reported within the time periods specified in the Commission's rules and forms.

(b) Changes in internal control over financial reporting: Not applicable

Item 12. Exhibits:

(a)(1) The Code of Ethics of The Putnam Funds, which incorporates the Code of Ethics of Putnam Investments, is filed herewith.

(a)(2) Separate certifications for the principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended, are filed herewith.

(b) The certifications required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended, are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Putnam International Equity Fund

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Accounting Officer

Date: August 28, 2018

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):

/s/ Jonathan S. Horwitz Jonathan S. Horwitz Principal Executive Officer

Date: August 28, 2018

By (Signature and Title):

/s/ Janet C. Smith Janet C. Smith Principal Financial Officer

Date: August 28, 2018